Matthews Asian Funds

FIRST QUARTER REPORT

MARCH 31, 2008

- Asia Pacific Equity Income Fund
- Asian Growth and Income Fund
- Asia Pacific Fund
- Pacific Tiger Fund
- Asian Technology Fund
- China Fund
- India Fund
- Japan Fund
- Korea Fund

Matthews Asian Funds

Investing in the future
of Asia since 1994

E-mail communications on Asia and the Funds are available at www.matthewsfunds.com

- Asia Weekly
- Asia Insight (monthly)
- AsiaNow Special Reports
- Occasional Fund Updates

The views and opinions in this report were current as of March 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds' future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

CONTENTS

This report has been prepared for Matthews Asian Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asian Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. You should read the prospectus carefully before investing. Additional copies of the prospectus may be obtained by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money.

The Matthews Asian Funds are distributed by:

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Message to Shareholders	2
Redemption Fee Policy and Investor Disclosure	5
Manager Commentaries, Fund Characteristics and Schedules of Investments:	
Matthews Asia Pacific Equity Income Fund	6
Matthews Asian Growth and Income Fund	12
Matthews Asia Pacific Fund	20
Matthews Pacific Tiger Fund	26
Matthews Asian Technology Fund	32
Matthews China Fund	38
Matthews India Fund	46
Matthews Japan Fund	54
Matthews Korea Fund	60
Notes to Schedules of Investments	66

MESSAGE TO SHAREHOLDERS

FROM THE INVESTMENT ADVISOR

Dear Valued Shareholders,

The first quarter of 2008 will undoubtedly be remembered as one of the more challenging episodes in the recent history of capital markets. Shares in the U.S. and around the world declined due to concerns over the health of the global economy. At the root of those concerns were fears about the solvency of certain segments of the U.S. financial system.

Over the past several years, the U.S. economy experienced a sustained expansion in credit, particularly with respect to mortgage-related lending. During this period, banks and securities firms were keen to participate in the boom for residential credit. The extended duration of that boom tempted many companies to adopt aggressive lending practices, both with respect to how mortgages were made, and especially how they were financed. These tactics have recently backfired: During the past several months, mortgage delinquencies have risen, even as the sources of funding for such loans have dissipated. As conditions in the credit markets have worsened, many small- and mid-sized financial services firms have watched their capitalizations languish, and some have been forced to declare bankruptcy.

The market took an astonishing turn on March 17, when the fifth-largest investment bank on Wall Street suffered a collapse. Bear Stearns, a storied bank whose history spanned the Great Depression, was forced to sell itself to J.P. Morgan for a small sum, or face insolvency and liquidation. J.P. Morgan was willing to complete the transaction only after the U.S. Federal Reserve took the unprecedented action of underwriting $30 billion of Bear Stearns’ worst assets, thereby shielding the acquirer from initial losses. The sudden demise of this long-running institution sent deep shivers through the markets. Stocks sagged under fears that the deterioration in the U.S. credit cycle would push the domestic economy into recession, and that, in turn, would slow growth overseas. Equities around the world declined in response.

Over the first quarter, the sharp decline of markets in Asia Pacific and elsewhere acted as a substantial headwind for the Funds’ performance. The MSCI All Country Asia Pacific Index—the broadest equity benchmark in the Asian region—declined approximately 11% in the first three months of the year. Several markets in the region, such as China and India, fell substantially further. None of the Funds in the family were able to sidestep these difficult conditions, as all declined during the quarter. Importantly, though, nearly all the Funds bested their respective benchmarks, and some by a substantial margin.

We have highlighted this relative outperformance not because we put much weight

2	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

on a single quarter’s results. Instead, our investment philosophy aims for returns over longer horizons, and we hold a humble view of our ability to time markets. However, the performance of the Funds during the first quarter illustrates another principle we strive for: to manage our clients’ assets with a strong appreciation for risk. Except for the last several months, most markets in Asia have experienced nearly five years of uninterrupted gains. In such an environment, it has been tempting to aim for maximal returns, while turning a blind eye to the downside of markets. Yet even among Matthews’ more aggressive strategies, we have attempted to cultivate a prudent approach toward risk. Our tools are simple—we emphasize appropriate diversification, and avoid timing markets, no matter how seemingly attractive the opportunity.

Although the contraction of the U.S. credit cycle has done damage to markets around the world, fundamentals in the Asia Pacific region have thus far held up reasonably well. Balance sheets of regional banks and insurance companies have declared losses due to their exposure to subprime mortgage instruments, though the cumulative impact has been much smaller than elsewhere around the world. More importantly, the credit cycle has not invoked a solvency or liquidity crisis in the region—indeed, Asian banks have been among the first to recapitalize some of the weaker financial institutions in the U.S. A point of potential weakness arises from Asia’s reliance on exports to Western economies. This, of course, remains of critical concern; yet Asian companies have done a great deal to diversify their end export markets during the last decade. Consequently, the dependency on any single market, such as the U.S., has been lessened. Critically, exports bound for intra-region consumption have also become a greater component of the region’s growth. Thus, while aggregate exports may slow, they appear unlikely to nosedive.

In our view, Asia Pacific’s greater challenge arises not from the U.S. credit bust, but rather the potential for policy errors by governments in reaction to burgeoning inflation. Across the region, inflation is hovering at levels not seen in a decade. Rapid growth in personal incomes has meant that, so far, most consumers have been sheltered from the painful pinch of higher prices for food and other necessities. Yet sharp price increases on staple crops have lead many governments to introduce price controls and to ban exports—measures that will more likely exacerbate the problem. Most economies in the region, save Japan and Australia, face a dilemma: Their fortunes have been tied to the dollar for several decades via exchange-rate mechanisms designed to encourage stable prices and economic continued on page 4
800.789.ASIA [2742] www.matthewsfunds.com	3

MESSAGE TO SHAREHOLDERS

continued from page 3

stability. However, the dollar’s status has been tarnished, and the rapid interest rate cuts in the U.S. may have stoked some of the inflationary pressures now surfacing in the region. Asia Pacific may find it difficult to maintain its ties to the dollar, but severing longstanding ties will beget unknown and probably volatile outcomes. If the region were to detach itself from the dollar, this would constitute the truest sort of “decoupling;” and contrary to expectation, it might not be a welcome event for investors.

In closing, we would like to draw attention to a change made during the quarter to the Matthews Asia Pacific Equity Income Fund. To better reflect its income orientation, in March 2008, the Fund began to distribute investment income dividends on a quarterly, rather than semi-annual basis. For further details, please see the Fund’s commentary on page 6.

As always, it is a privilege and an honor to serve as your investment advisor.

G. Paul Matthews
Chairman
Matthews International Capital Management, LLC

Andrew T. Foster
Acting Chief Investment Officer
Matthews International Capital Management, LLC

4	MATTHEWS ASIAN FUNDS

MARCH 31,2008

REDEMPTION FEE POLICY

Market timing can disrupt the management of a Fund’s investment portfolio and cause the targeted Fund to incur costs to accommodate frequent buying and selling of shares by the market timer. These costs are borne by the Fund’s non-redeeming shareholders. As part of their efforts to discourage market timing activity, the Funds attempt to allocate these costs, to the extent permissible, to redeeming shareholders through the assessment of a redemption fee of 2.00% of the total redemption proceeds of shareholders who sell or exchange shares within 90 calendar days after purchasing them. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee where the Funds believe the transaction or account will not involve market timing activity. The Funds reserve the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading, and to modify or eliminate the redemption fee at any time, without notice to shareholders. You will receive notice of any material changes to the Funds’ redemption fee policies. For more information on this policy, please see the Funds’ prospectus. Additional restrictions may apply to shareholders who purchase shares of the Funds through a financial intermediary; please consult your intermediary.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Fund Holdings: The Fund holdings shown in this report are as of March 31, 2008. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2007, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 1-800-789-ASIA [2742].

800.789.ASIA [2742] www.matthewsfunds.com	5

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MAPIX

Objective: Total return with an emphasis on providing current income. Total return includes current income (dividends and distributions paid to shareholders) and capital gains (share price appreciation). The Fund measures total return over longer periods.

Strategy: Under normal market conditions, the Matthews Asia Pacific Equity Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments) of companies located in the Asia Pacific region, which includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Jesper Madsen, CFA	Co-Manager: Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

For the quarter ending March 31, 2008, the Matthews Asia Pacific Equity Income Fund declined –3.11%, while its benchmark, the MSCI All Country Asia Pacific Index, fell –10.95% during the same period.

The volatility in equity markets experienced in the fourth quarter of 2007 extended into the first quarter of this year. The Fund, however, exhibited lower volatility than its benchmark, as some of its higher-yielding holdings with defensive business models held up better than the general market. During the quarter, the two main contributors to portfolio performance were convenience store operators Lawson of Japan and President Chain Stores of Taiwan. Convenience stores are often perceived as more defensive businesses since they generate earnings from a high volume of repeat visitors buying small-ticket daily items. CLP Holdings, an integrated electrical power company in Hong Kong with a growing regional footprint, also posted positive returns for the quarter. The regulatory framework under which the company operates was revised, giving investors greater clarity into future earnings. Since Hong Kong’s monetary policy is tied to that of the U.S., interest rates fell in lock step with the interest rate cuts introduced by the Federal Reserve. This made the dividend yield of a power utility like CLP, with some fixed-income characteristics, more attractive, which increased demand for the company’s shares.

By country, our Taiwan holdings were the main contributors to Fund performance. Taiwanese equities have generally underperformed equities elsewhere in the region over the last decade, resulting in higher dividend yields and greater attraction for income-oriented investors. Taiwanese equities moved counter to global markets, posting positive returns for the first quarter leading up to and following Taiwan’s presidential election. President-elect Ma Ying-jeou of the Kuomintang (KMT) party is widely expected to strike a reconciliatory stance vis-à-vis the People’s Republic of China, improving relations which had become strained by Taiwan’s outgoing administration. Improved cross-strait continued on page 9
6	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2008

	3 MO	Average Annual Total Returns
Fund Inception: 10/31/06		1 YR	SINCE INCEPTION
Matthews Asia Pacific Equity Income Fund	-3.11%	11.68%	16.05%
MSCI All Country Asia Pacific Index[1]	-10.95%	-1.46%	6.06%
Lipper Pacific Region Funds Category Average[2]	-11.33%	-1.08%	7.54%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[3]	1.41%	Portfolio Turnover:[4]	26.95%

[1]

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asia Pacific Equity Income Fund invests in countries that are not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to Matthews International Capital Management (the “Advisor”). The Advisor has contractually agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 1.50% until October 31, 2009. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	7

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

TOP TEN HOLDINGS[1]	COUNTRY	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.8%
HSBC Holdings PLC	United Kingdom	4.0%
Lawson, Inc.	Japan	3.7%
Globe Telecom, Inc.	Philippines	3.0%
Singapore Press Holdings, Ltd.	Singapore	3.0%
The Sumitomo Trust & Banking Co., Ltd.	Japan	2.9%
Benesse Corp.	Japan	2.8%
CLP Holdings, Ltd.	China/Hong Kong	2.6%
Cyberlink Corp.	Taiwan	2.6%
BOC Hong Kong Holdings, Ltd.	China/Hong Kong	2.6%
% OF ASSETS IN TOP 10		32.0%

COUNTRY ALLOCATION
Japan	20.9%
China/Hong Kong	20.3%
Taiwan	15.4%
Singapore	8.2%
Australia	7.0%
Malaysia	6.4%
United Kingdom[2]	4.0%
India	3.7%
South Korea	3.5%
Thailand	3.4%
Philippines	3.0%
Indonesia	1.8%
Cash and other assets, less liabilities	2.4%

SECTOR ALLOCATION
Consumer Discretionary	24.8%
Financials	23.8%
Information Technology	13.9%
Telecommunication Services	11.0%
Consumer Staples	8.7%
Health Care	5.0%
Industrials	4.2%
Utilities	3.9%
Energy	2.3%
Cash and other assets, less liabilities	2.4%

MARKET CAP EXPOSURE[3]
Large cap (over $5 billion)	45.9%
Mid cap ($1–$5 billion)	33.6%
Small cap (under $1 billion)	18.1%
Cash and other assets, less liabilities	2.4%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
56	$11.55	$91.7 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	The United Kingdom is not included in the MSCI All Country Asia Pacific Index.
[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 6

relations could lead to fewer restrictions on the transfer of people, capital, goods and services, and therefore benefit Taiwanese businesses. However, while the prospect of improved cross-strait relations is positive, past overtures have generally fallen short, leaving investors wary.

Conversely, the Fund’s Indian holdings were the main detractors to performance during the quarter. Small- and mid-capitalization companies generally fared worse than larger companies. The broad sell-off of companies in quite different industries indicated that lower valuations were driven less by company-specific events and more by market-based liquidity as foreign investors became net sellers.

Volatile equity markets often represent a time of opportunity for long-term investors. Companies with good growth potential, both in terms of earnings and dividends, often sell at more reasonable valuations and dividend yields. During the quarter, the Fund added Billabong, an Australian manufacturer and retailer of well-known surfing apparel and accessories. The company’s stock had fallen sharply, in great part due to concerns of a slowdown in U.S. sales as well as currency headwinds from the Australian dollar’s gains against the U.S. dollar. However, while earnings in the U.S. have contracted slightly, earnings outside of the U.S. continue to post healthy growth. We believe the company’s ability to grow dividends over the coming years and its track record of doing so fits with the Fund’s investment focus.

The Fund also initiated an investment in the preferred shares of Ito En, Japan’s leading ready-to-drink green tea beverage manufacturer. Last year, the company conducted a preferred share offering. Dividend payments on preferred shares are 25% higher than that on common shares. However, in order to receive higher dividends, preferred shareholders only have limited voting rights under certain circumstances. The preferred offering was not well received by the market partly because such shares remain unknown to many Japanese investors. As a result the preferred shares slumped relative to the common shares, selling at about a 40% discount in spite of the higher claim to the dividend. The combination of the deep discount and the higher claim to future dividends allowed the Fund to take a position in a company that has historically sold at low dividend yields due to high valuations.

During the quarter, the Fund distributed its first quarterly dividend of 5.86 cents. Since the Fund’s inception, income has been distributed on a semi-annual basis. However, to better reflect its income-oriented strategy, the Fund now intends to distribute its dividends quarterly. It is important to note that quarterly income distributions will likely fluctuate in part to reflect the actual dividend distributions received each quarter from the securities in the portfolio. Individual quarterly distributions will therefore not necessarily be an indication of the total annual dividend distribution.

The Fund continues to be invested in companies we believe can sustain or grow their dividend, even during periods of volatility. As noted above, volatility brings with it opportunities and, as such, we continue to search for attractive investment candidates across the region.

800.789.ASIA [2742] www.matthewsfunds.com	9

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 95.9%

	SHARES	VALUE
CHINA/HONG KONG: 20.3%
CLP Holdings, Ltd.	289,500	$2,395,562
BOC Hong Kong Holdings, Ltd.	966,000	2,347,194
Hang Seng Bank, Ltd.	113,900	2,076,642
ASM Pacific Technology, Ltd.	242,000	1,757,950
Café de Coral Holdings, Ltd.	912,000	1,751,594
Television Broadcasts, Ltd.	287,000	1,544,993
Sa Sa International Holdings, Ltd.	3,800,000	1,425,951
Next Media, Ltd.	3,460,000	1,357,026
Pico Far East Holdings, Ltd.	10,696,000	1,271,369
Huaneng Power International, Inc. H Shares	836,000	639,445
Huaneng Power International, Inc. ADR	17,500	534,450
Other Investments		1,475,445

Total China/Hong Kong		18,577,621

JAPAN: 19.2%
Lawson, Inc.	75,700	3,363,760
The Sumitomo Trust & Banking Co., Ltd.	383,000	2,654,304
Benesse Corp.	54,800	2,586,034
Monex Beans Holdings, Inc.	3,694	2,126,634
Eisai Co., Ltd.	58,100	2,000,430
Hisamitsu Pharmaceutical Co., Inc.	36,000	1,320,467
Takeda Pharmaceutical Co., Ltd.	24,700	1,239,992
Tokyu REIT, Inc.	155	1,173,240
Hitachi Koki Co., Ltd.	92,000	1,184,142

Total Japan		17,649,003

TAIWAN: 15.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,876,298	$3,882,954
Cyberlink Corp.	535,000	2,348,341
Chunghwa Telecom Co., Ltd.	857,727	2,264,327
President Chain Store Corp.	485,000	1,662,032
Giant Manufacturing Co., Ltd.	647,000	1,636,602
Taiwan Secom Co., Ltd.	609,000	1,257,254
Johnson Health Tech Co., Ltd.	325,000	608,787
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,087	514,394

Total Taiwan		14,174,691

SINGAPORE: 8.2%
Singapore Press Holdings, Ltd.	831,000	2,789,280
Venture Corp., Ltd.	240,000	1,852,960
Parkway Life REIT	1,430,868	1,243,371
Singapore Post, Ltd.	1,142,000	958,298
Yellow Pages (Singapore), Ltd.	1,067,000	642,657

Total Singapore		7,486,566

AUSTRALIA: 7.0%
AXA Asia Pacific Holdings, Ltd.	323,439	1,633,049
Billabong International, Ltd.	130,951	1,558,839
Coca-Cola Amatil, Ltd.	179,498	1,397,013
Insurance Australia Group, Ltd.	320,121	1,077,528
Tabcorp Holdings, Ltd.	61,523	798,134

Total Australia		6,464,563

MALAYSIA: 6.4%
Media Prima BHD	3,235,900	2,296,845
Public Bank BHD	676,000	2,225,039
Berjaya Sports Toto BHD	811,200	1,310,919

Total Malaysia		5,832,803

10	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

	SHARES	VALUE
UNITED KINGDOM: 4.0%
HSBC Holdings PLC ADR	26,900	$2,213,870
HSBC Holdings PLC	90,800	1,489,264

Total United Kingdom		3,703,134

INDIA: 3.7%
Ashok Leyland, Ltd. [b]	1,895,000	1,681,982
HCL-Infosystems, Ltd.	230,167	931,252
Chennai Petroleum Corp., Ltd.	105,000	736,683

Total India		3,349,917

SOUTH KOREA: 3.5%
Hana Financial Group, Inc.	37,640	1,542,751
SK Telecom Co., Ltd.	4,488	849,557
SK Telecom Co., Ltd. ADR	36,300	784,443

Total South Korea		3,176,751

THAILAND: 3.4%
Advanced Info Service Public
Co., Ltd.	540,600	1,723,292
PTT Public Co., Ltd.	136,500	1,378,431

Total Thailand		3,101,723

PHILIPPINES: 3.0%
Globe Telecom, Inc.	77,320	2,795,168

Total Philippines		2,795,168

INDONESIA: 1.8%
PT Telekomunikasi Indonesia ADR	25,200	1,056,888
PT Telekomunikasi Indonesia	559,000	589,673

Total Indonesia		1,646,561

TOTAL COMMON EQUITIES		87,958,501
(Cost $85,590,060)

PREFERRED EQUITIES: 1.7%

	SHARES	VALUE
JAPAN: 1.7%
Ito En, Ltd., Pfd.	140,400	$1,582,395

Total Japan		1,582,395

TOTAL PREFERRED EQUITIES		1,582,395
(Cost $ 1,555,339)

TOTAL INVESTMENTS: 97.6%		89,540,896
(Cost $ 87,145,399c )

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		2,194,515

NET ASSETS: 100.0%		$91,735,411

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security.
c	Cost of investments is $87,145,399 and net unrealized appreciation consists of:

Gross unrealized appreciation	$8,338,788
Gross unrealized depreciation	(5,943,291)

Net unrealized appreciation	$2,395,497

ADR	American Depositary Receipt
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	11

MATTHEWS ASIAN GROWTH AND INCOME FUND

(CLOSED TO MOST NEW INVESTORS)

FUND OBJECTIVE AND STRATEGY	SYMBOL: MACSX

Objective: Long-term capital appreciation. The Fund also seeks to provide some current income.

Strategy: Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: G. Paul Matthews

PORTFOLIO MANAGER COMMENTARY

During the first three months of 2008, the Matthews Asian Growth and Income Fund declined –4.25%, while its benchmark, the MSCI All Country Far East ex-Japan Index, fell –12.61% during the same period.

Markets around the world were racked by volatility as the contraction of the U.S. credit cycle exposed the terminal weakness inherent in the balance sheets of several major financial institutions, most notably Bear Stearns. Capital markets in Asia Pacific declined in sympathy, and on concerns that the region’s growth would stall if global demand faltered. Amid this environment, the Fund performed largely in line with expectation: It weathered the worst of the downturn well, outperforming both Asian markets and the S&P 500 on a relative basis.

The portfolio experienced several successful events during the quarter. Most notable of these was its investment in HSBC Holdings, which represented 3.0% of the portfolio at quarter end. For some time now, the bank has been under pressure. Even as profit growth has been steady, some investors have publicly declared their doubts about the bank’s management and the performance of its shares. Analysts also moved quickly to downgrade the bank’s earnings, assuming that HSBC would fall victim to the U.S. subprime debacle. Yet in recent months the bank’s leadership has become clear. In the latter half of 2006, before the credit crisis became fodder for headlines, the bank was one of the first to recognize the burgeoning problem, and undertook actions to clean up its balance sheet accordingly. In mid-2007, HSBC again lead the way as the first bank to bring its off-balance sheet interests back on the balance sheet. This was not just a show of strength; in doing so, the bank rejected common wisdom that a much-touted, government-led Structured Investment Vehicle (SIV) “superfund” was a viable alternative to help calm debt markets. The superfund never materialized, leaving competitor banks to scramble for a solution. In March, HSBC declared continued on page 15
12	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2008

	3 MO	Average Annual Total Returns
Fund Inception: 9/12/94		1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Asian Growth and Income Fund	-4.25%	13.59%	18.21%	23.21%	17.63%	12.68%
MSCI All Country Far East ex-Japan Index[1]	-12.61%	17.93%	23.70%	28.90%	9.99%	3.97%[2]
Lipper Pacific ex-Japan Funds Category Average[3]	-14.42%	14.83%	23.25%	28.29%	11.81%	6.37%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[4]	1.15%	Portfolio Turnover:[5]	27.93%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asian Growth and Income Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	13

MATTHEWS ASIAN GROWTH AND INCOME FUND

(CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS [1]	COUNTRY	SECURITY TYPE	% OF NET ASSETS
Singapore Press Holdings, Ltd.	Singapore	Equity	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	Equity	3.3%
CLP Holdings, Ltd.	China/Hong Kong	Equity	3.1%
HSBC Holdings PLC	United Kingdom	Equity	3.0%
Advanced Info Service Public Co., Ltd.	Thailand	Equity	2.9%
Hang Seng Bank, Ltd.	China/Hong Kong	Equity	2.9%
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/12	China/Hong Kong	Convertible Bond	2.8%
S K Telecom Co., Ltd.	South Korea	Equity	2.7%
Far EasTone Telecommunications Co., Ltd.	Taiwan	Equity	2.6%
Rafflesia Capital, Ltd., Cnv., 1.250%, 10/04/11	Malaysia	Convertible Bond	2.4%
% OF ASSETS IN TOP 10			29.4%

COUNTRY ALLOCATION
China/Hong Kong	30.1%
Singapore	15.4%
Taiwan	13.1%
South Korea	10.6%
Malaysia	6.0%
India [2]	5.9%
Thailand	5.2%
Australia [2]	3.3%
United Kingdom [2]	3.0%
Japan[2]	2.7%
Indonesia	1.9%
Philippines	1.4%
Cash and other assets, less liabilities	1.4%

SECTOR ALLOCATION
Financials	25.9%
Telecommunication Services	22.9%
Consumer Discretionary	16.7%
Industrials	9.5%
Utilities	7.1%
Health Care	5.0%
Consumer Staples	4.8%
Information Technology	4.7%
Energy	2.0%
Cash and other assets, less liabilities	1.4%

MARKET CAP EXPOSURE [3]
Large cap (over $5 billion)	58.9%
Mid cap ($1–$5 billion)	26.5%
Small cap (under $1 billion)	13.1%
Cash and other assets, less liabilities	1.4%

BREAKDOWN BY SECURITY
Common Equities	76.6%
Convertible Bonds [4]	19.7%
Preferred Equities	2.3%
Cash and other assets, less liabilities	1.4%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
71	$18.94	$2.1 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	India, Australia, the United Kingdom and Japan are not included in the MSCI All Country Far E ast ex-Japan Index.
[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.
[4]	Convertible bonds are not included in the MSCI All Country Far East ex-Japan Index.

14	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 12

growing earnings for the year, and further that it would pay its dividend in full, and raise it for the year ahead—this came even as many of its competitors cut dividends and sought new sources of capital.

Of course, the portfolio was also not without its share of frustrations. Over the past few years, the Fund has increased its allocation to technology-related shares. The exact premise for each investment in this area has been different, but the general idea has been that such companies were available at lower valuations, had underappreciated growth prospects, solid balance sheets and improving cash flow. However, this fundamentally driven premise did not fare well during the first quarter, when concerns about the health of the global economy led many investors to sell technology-related shares in knee-jerk fashion. We continue, however, to see long-term prospects for the Fund’s holdings in this sector, as valuations and fundamentals remain attractive.

The portfolio also struggled under the weight of one of its larger holdings, SK Telecom, South Korea’s largest cellular carrier. The company’s shares surged late in the fourth quarter of 2007 on news that the South Korean government would allow the company to engage in a merger with another local telecommunications company, despite antitrust concerns. However, the shares dropped precipitously early this year; the market grew concerned that in order to endear its merger with wary consumer groups, the government was prepared to force SK Telecom to adopt substantial reductions in its tariff schedule. Higher marketing costs and disappointing dividends from the company have also dampened its share price.

Falling markets are always difficult to tolerate. Yet corrections do breed opportunities, and the Fund is always keen to take advantage of such occasions as they arise. The Asian convertible bond market offers an intriguing hunting ground at the moment. For many years, that market was dormant, with a limited number of attractive candidates for investment. However, during the past 24 months, issuance expanded sharply: The market rose from approximately $30 billion in size to $60 billion at the end of 2007. Even as the market grew, however, many of the more recent issues were priced at large premiums, and had no coupons attached. Consequently, such bonds lacked the defensive characteristics that the Fund appreciates. Amidst the broader market correction, these bonds have also declined, and thus new pockets of opportunity have begun to emerge. We look forward to exploring the risks and rewards presented by this market on your behalf.

800.789.ASIA [2742] www.matthewsfunds.com	15

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 76.6%

	SHARES	VALUE
CHINA/HONG KONG: 23.9%
CLP Holdings, Ltd.	7,839,700	$64,872,157
Hang Seng Bank, Ltd.	3,307,500	60,302,837
HongKong Electric Holdings, Ltd.	6,090,500	38,652,205
Television Broadcasts, Ltd.	6,280,000	33,806,808
Café de Coral Holdings, Ltd.	17,353,100	33,328,492
Hang Lung Group, Ltd.	6,586,000	31,478,265
PCCW, Ltd.	48,711,000	30,758,784
Giordano International, Ltd.	66,675,000	27,004,401
ASM Pacific Technology, Ltd.	3,700,500	26,881,379
Next Media, Ltd.	68,536,000	26,880,089
CITIC Pacific, Ltd.	6,095,000	26,091,427
Hong Kong & China Gas Co., Ltd.	7,775,900	23,526,461
Vitasoy International Holdings, Ltd.	50,051,000	21,861,296
Hang Lung Properties, Ltd.	5,935,920	21,314,420
I-CABLE Communications, Ltd.†	129,801,000	19,537,438
China-Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,334,586
Other Investments		11,382,148

Total China/Hong Kong		499,013,193

SINGAPORE: 15.4%
Singapore Press Holdings, Ltd.	22,741,500	76,332,631
Fraser and Neave, Ltd.	13,504,100	48,087,419
DBS Group Holdings, Ltd.	3,650,000	48,064,469
Ascendas REIT	23,690,000	41,544,441
Parkway Holdings, Ltd.	14,242,200	33,472,321
Singapore Post, Ltd.	29,248,000	24,543,161
Parkway Life REIT	26,137,110	22,712,179
Cerebos Pacific, Ltd.	8,208,000	22,644,056
Yellow Pages (Singapore), Ltd.	6,638,000	3,998,087

Total Singapore		321,398,764

TAIWAN: 13.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	31,839,352	$65,890,782
Far EasTone Telecommunications Co., Ltd.	31,474,611	53,789,261
Chunghwa Telecom Co., Ltd. ADR	2,009,404	52,284,692
President Chain Store Corp.	13,653,000	46,787,057
Cathay Financial Holding Co., Ltd.	9,352,705	24,007,052
Taiwan Secom Co., Ltd.	9,745,779	20,119,745
Chunghwa Telecom Co., Ltd.	3,073,960	8,114,996
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	200,000	2,054,000

Total Taiwan		273,047,585

SOUTH KOREA: 6.7%
SK Telecom Co., Ltd.	243,608	46,113,814
Hana Financial Group, Inc.	751,889	30,817,688
KT Corp.	505,730	24,042,560
KT Corp. ADR	718,800	17,071,500
SK Telecom Co., Ltd. ADR	522,200	11,284,742
Daehan City Gas Co., Ltd.	280,300	8,914,991
G11R, Inc.	309,540	2,658,580

Total South Korea		140,903,875

THAILAND: 5.2%
Advanced Info Service
Public Co., Ltd.	18,935,000	60,359,861
BEC World Public Co., Ltd.	47,386,400	43,028,478
Thai Reinsurance Public Co., Ltd.	25,672,800	4,892,387

Total Thailand		108,280,726

16	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

	SHARES	VALUE
AUSTRALIA: 3.3%
Insurance Australia Group, Ltd.	10,161,357	$34,203,144
AXA Asia Pacific Holdings, Ltd.	6,744,925	34,055,241

Total Australia		68,258,385

UNITED KINGDOM: 3.0%
HSBC Holdings PLC ADR	717,900	59,083,170
HSBC Holdings PLC	196,800	3,227,833

Total United Kingdom		62,311,003

JAPAN: 2.7%
Nippon Building Fund, Inc. REIT	2,865	36,509,594
Other Investments		20,654,190

Total Japan		57,163,784

INDONESIA: 1.9%
PT Telekomunikasi Indonesia ADR	745,500	31,266,270
PT Tempo Scan Pacific	139,445,000	9,171,616

Total Indonesia		40,437,886

PHILIPPINES: 1.4%
Globe Telecom, Inc.	856,190	30,951,826

Total Philippines		30,951,826

TOTAL COMMON EQUITIES		1,601,767,027
(Cost $ 1,210,409,099)

PREFERRED EQUITIES: 2.3%

	SHARES	VALUE
SOUTH KOREA: 2.3%
Hyundai Motor Co., Ltd., Pfd.	566,280	$17,774,718
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	10,100,297
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	9,993,591
LG Household & Health Care, Ltd., Pfd.	177,830	9,875,953

Total South Korea		47,744,559

TOTAL PREFERRED EQUITIES		47,744,559
(Cost $ 19,413,954)

See footnotes on page 19.

800.789.ASIA [2742] www.matthewsfunds.com	17

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED) (continued)

INTERNATIONAL DOLLAR BONDS: 19.7%

	FACE AMOUNT		VALUE
CHINA/HONG KONG: 6.2%
Hongkong Land CB 2005, Ltd., Cnv.
2.750%, 12/21/12	$49,200,000		$58,732,500
China Petroleum & Chemical Corp., Cnv.
0.000%, 04/24/14	305,950,000	[c]	42,319,155
Brilliance China Finance, Ltd., Cnv.
0.000%, 06/07/11	14,950,000		16,579,550
Other Investments			12,940,316

Total China/Hong Kong			130,571,521

MALAYSIA: 6.0%
Rafflesia Capital, Ltd., Cnv.
1.250%[d], 10/04/11	42,100,000		51,067,300
Cherating Capital, Ltd., Cnv.
2.000%, 07/05/12	44,900,000		46,471,500
Prime Venture Labuan, Ltd., Cnv.
1.000%, 12/12/08	11,170,000		15,755,285
YTL Power Finance Cayman, Ltd., Cnv.
0.000%, 05/09/10	9,400,000		11,879,250

Total Malaysia			125,173,335

INDIA: 5.9%
Ranbaxy Laboratories, Ltd., Cnv.
0.000%, 03/18/11	33,326,000		36,783,572
Tata Motors, Ltd., Cnv.
1.000%, 04/27/11	27,349,000		31,341,954
Reliance Communications, Ltd., Cnv.
0.000%, 05/10/11	22,290,000		28,832,115
Sun Pharmaceutical Industries, Ltd., Cnv.
0.000%, 11/26/09	13,269,000		25,692,008

Total India			122,649,649

SOUTH KOREA: 1.6%
SK Telecom Co., Ltd., Cnv.
0.000%, 05/27/09	$29,430,000		$32,667,300

Total South Korea			32,667,300

TOTAL INTERNATIONAL DOLLAR BONDS			411,061,805
(Cost $380,806,326)

18	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

VALUE
TOTAL INVESTMENTS: 98.6%	$2,060,573,391
(Cost $1,610,629,379e )

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%	28,444,786

NET ASSETS: 100.0%	$2,089,018,177

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Face amount reflects principal in local currency.
d	Variable rate security. The rate represents the rate in effect at March 31, 2008.
e	Cost of investments is $1,610,629,379 and net unrealized appreciation consists of:

Gross unrealized appreciation	$490,987,096
Gross unrealized depreciation	(41,043,084)

Net unrealized appreciation	$449,944,012

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	19

MATTHEWS ASIA PACIFIC FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MPACX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

PORTFOLIO MANAGERS

Lead Manager: Taizo Ishida	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

For the quarter ending March 31, 2008, theMatthews Asia Pacific Fund declined –8.97%, while its benchmark, the MSCI All Country Asia Pacific Index fell –10.95%.

During the quarter, Asian stock markets suffered one of the largest quarter-to-quarter declines since the third quarter of 2002. The markets corrected from their peaks last October to more reasonable levels as average price-to-earnings (P/E) multiples declined from the high teens to the low teens during the period. Though we are not yet convinced that the correction is over, we are seeing more exciting investment opportunities across the region in terms of valuation and growth. Valuations of Japanese firms, for example, are now in unique territory, with many stocks trading below book value. The average dividend yields are now higher than 10-year government bond yields. Volatile equity markets like these often represent a time of opportunity for long-term investors.

Fund performance during the quarter was helped by stock selection across the region. For example, India was the second-largest positive contributor, albeit with a heavy overweight position: The Indian market was down –26.6% for the period, but our holdings were down only –9.9%. Infosys, an information technology services company that derives its largest source of company revenue from the U.S., did not do well due to the U.S. slowdown. Our allocation in Thailand saw the strongest performance, and the Fund was rewarded for its overweight positions in the country. Japan made a large contribution for the quarter as the yen/dollar exchange rate climbed some 10% during the period. The Fund’s stock selection among small-cap companies in Japan boosted performance as well, as smaller companies outperformed larger ones. The portfolio’s underweight in Australia helped Fund performance as this market was hurt by weaker commodities and financials. However, the Fund found attractive new opportunities continued on page 23

20	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2008

	3 MO	Average Annual Total Returns
Fund Inception: 10/31/03		1 YR	3 YRS	SINCE INCEPTION
Matthews Asia Pacific Fund	-8.97%	3.05%	12.49%	14.16%
MSCI All Country Asia Pacific Index[1]	-10.95%	-1.46%	14.13%	14.67%
Lipper Pacific Region Funds Category Average[2]	-11.33%	-1.08%	15.69%	15.44%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[3]	1.20%	Portfolio Turnover:[4]	40.49%

[1]

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	21

MATTHEWS ASIA PACIFIC FUND

TOP TEN HOLDINGS[1]	COUNTRY	% OF NET ASSETS
Funai Zaisan Consultants Co., Ltd.	Japan	3.0%
Sun Pharmaceutical Industries, Ltd.	India	3.0%
Unicharm Petcare Corp.	Japan	2.7%
Benesse Corp.	Japan	2.6%
Nintendo Co., Ltd.	Japan	2.4%
China Mobile, Ltd.	China/Hong Kong	2.3%
Yahoo! Japan Corp.	Japan	2.3%
Dabur India, Ltd.	India	2.0%
Hanmi Pharmaceutical Co., Ltd.	South Korea	2.0%
Ichiyoshi Securities Co., Ltd.	Japan	1.9%
% OF ASSETS IN TOP 10		24.2%

COUNTRY ALLOCATION
Japan	41.9%
China/Hong Kong	20.1%
South Korea	10.3%
India	9.0%
Thailand	5.0%
Singapore	3.8%
Australia	3.5%
Taiwan	3.5%
Indonesia	2.6%
Cash and other assets, less liabilities	0.3%

SECTOR ALLOCATION
Financials	32.0%
Information Technology	21.4%
Consumer Discretionary	17.6%
Consumer Staples	8.9%
Health Care	7.9%
Industrials	5.3%
Telecommunication Services	4.6%
Materials	2.0%
Cash and other assets, less liabilities	0.3%

MARKET CAP EXPOSURE[2]
Large cap (over $5 billion)	57.9%
Mid cap ($1–$5 billion)	23.2%
Small cap (under $1 billion)	18.5%
Cash and other assets, less liabilities	0.3%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
72	$15.74	$411.3 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

22	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 20

in Australia that were added to the portfolio during the quarter.

The Fund focuses on domestically oriented companies that benefit from rising household incomes in Asia. One such company is Bharti Airtel Limited, the largest mobile telecommunications firm in India. The wireless telephony business of Bharti was founded in the mid-1990s when the industry was opened to private sector competition. Since then, Bharti’s management has been able to claim market share from public sector incumbents and private sector competitors with deeper pockets. Its management has demonstrated a realistic assessment of the regulatory challenges of operating in India’s wireless industry, and has been innovative in turning its vendors into partners. As such, in spite of charging one of the lowest calling tariffs globally, Bharti is able to generate strong operating margins. There are some near-term headwinds due to rising competition in the Indian market; but we believe Bharti is well-positioned due to its scale to benefit from the secular trend of increasing penetration, and the potential for greater demand of higher value-added services by Indian consumers.

Another example of a firm that is capturing the Asia Pacific region’s increasing household incomes is Pigeon, a Japanese high-end baby care company. Pigeon manufactures baby products to meet the needs of Asian mothers with rising affluence. The company is particularly successful in China, and its operating profit from Asia ex-Japan almost doubled in 2007. It now accounts for 60% of total company profit. As Chinese consumers are becoming increasingly attuned to safety and quality issues, a “made in Japan” brand now has a high appeal, and brand power, for millions of new mothers in China as well as other Asian countries.

Increasingly, companies in the region are benefiting from diversifying trade within Asia. The Fund is positioned to take advantage of these shifts in greater regional exposure, including growing business with China.

800.789.ASIA [2742] www.matthewsfunds.com	23

MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 99.7%

	SHARES	VALUE
JAPAN: 41.9%
Funai Zaisan Consultants Co., Ltd.†	7,081	$12,463,347
Unicharm Petcare Corp.	351,600	11,189,351
Benesse Corp.	228,100	10,764,131
Nintendo Co., Ltd.	18,800	9,836,247
Yahoo! Japan Corp.	17,612	9,255,987
Ichiyoshi Securities Co., Ltd.	764,900	7,745,445
Nomura Research Institute, Ltd.	282,800	7,442,387
Sysmex Corp.	198,500	7,218,104
Pigeon Corp.	334,300	6,986,516
Sekisui House, Ltd.	738,000	6,894,569
Mitsubishi Estate Co., Ltd.	280,000	6,862,469
Sony Corp. ADR	170,300	6,823,921
The Sumitomo Trust & Banking Co., Ltd.	907,000	6,285,779
Point, Inc.	126,150	5,981,914
Nitto Denko Corp.	137,700	5,854,901
Daibiru Corp.	598,700	5,742,053
GCA Savvian Group Corp.[b]	1,424	5,128,571
Nidec Corp.	79,500	4,905,769
Sumitomo Realty & Development
Co., Ltd.	270,000	4,810,213
Takeda Pharmaceutical Co., Ltd.	95,600	4,799,320
ORIX Corp.	32,620	4,498,831
Hoya Corp.	189,400	4,475,119
Toyota Motor Corp. ADR	38,200	3,853,998
Canon, Inc. ADR	82,650	3,832,481
Keyence Corp.	14,600	3,397,218
Takeuchi Manufacturing Co., Ltd.	131,600	2,715,068
Toray Industries, Inc.	356,000	2,333,352

Total Japan		172,097,061

CHINA/HONG KONG: 20.1%
China Mobile, Ltd. ADR	124,800	$9,361,248
Hang Lung Group, Ltd.	1,379,000	6,591,030
Lenovo Group, Ltd.	9,610,000	6,273,686
China Merchants Bank Co., Ltd. H Shares	1,625,000	5,707,812
Dairy Farm International Holdings, Ltd.	1,256,400	5,579,955
Shangri-La Asia, Ltd.	1,988,000	5,420,298
China Life Insurance Co., Ltd. H Shares	1,528,000	5,308,323
LDK Solar Co., Ltd. ADR [b]	193,800	5,232,600
China Vanke Co., Ltd. B Shares	2,076,114	4,651,112
Pico Far East Holdings, Ltd.	37,582,000	4,467,147
Television Broadcasts, Ltd.	788,000	4,242,001
The9, Ltd. ADR [b]	199,300	4,085,650
Ctrip.com International, Ltd. ADR	73,900	3,918,178
NetEase.com, Inc. ADR[b]	194,800	3,742,108
Other Investments		8,193,716

Total China/Hong Kong		82,774,864

SOUTH KOREA: 10.3%
Hanmi Pharmaceutical Co., Ltd.	51,654	8,128,960
Shinhan Financial Group Co., Ltd.	113,517	5,996,988
Kiwoom Securities Co., Ltd.	100,715	5,751,362
NHN Corp.[b]	22,470	5,276,556
Amorepacific Corp.	8,804	4,769,460
Hyundai Department Store Co., Ltd.	45,970	4,436,249
CDNetworks Co., Ltd.[b]	255,243	4,118,431
Hana Financial Group, Inc.	95,420	3,910,981

Total South Korea		42,388,987

24	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

	SHARES	VALUE
INDIA: 9.0%
Sun Pharmaceutical Industries, Ltd.[b]	394,073	$12,191,757
Dabur India, Ltd.	2,973,060	8,219,176
HDFC Bank, Ltd.	221,500	7,469,635
Infosys Technologies, Ltd.	125,678	4,536,980
Bharti Airtel, Ltd.[b]	153,131	3,166,643
Other Investments		1,201,583

Total India		36,785,774

THAILAND: 5.0%
Land & Houses Public Co., Ltd.	22,417,300	7,293,325
Advanced Info Service Public Co., Ltd.	1,945,100	6,200,473
Major Cineplex Group Public Co., Ltd.	7,285,400	4,221,298
Siam Commercial Bank Public Co., Ltd.	1,014,400	2,996,322

Total Thailand		20,711,418

SINGAPORE: 3.8%
DBS Group Holdings, Ltd.	519,700	6,843,590
Hyflux, Ltd.	2,130,812	4,703,109
Fraser and Neave, Ltd.	1,162,000	4,137,823

Total Singapore		15,684,522

AUSTRALIA: 3.5%
AXA Asia Pacific Holdings, Ltd.	1,424,589	7,192,774
Tabcorp Holdings, Ltd.	297,625	3,861,069
Computershare, Ltd.	437,302	3,504,998

Total Australia		14,558,841

TAIWAN: 3.5%
Taiwan Secom Co., Ltd.	3,579,160	7,389,023
Taiwan Semiconductor Manufacturing Co., Ltd.	3,393,029	7,021,793

Total Taiwan		14,410,816

INDONESIA: 2.6%
Bank Rakyat Indonesia	7,889,500	$5,446,254
PT Astra International	1,925,500	5,111,947

Total Indonesia		10,558,201

TOTAL INVESTMENTS: 99.7%		409,970,484
(Cost $371,608,199c )

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		1,348,266

NET ASSETS: 100.0%		$411,318,750

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $371,608,199 and net unrealized appreciation consists of:

Gross unrealized appreciation	$85,136,956
Gross unrealized depreciation	(46,774,671)

Net unrealized appreciation	$38,362,285

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	25

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

FUND OBJECTIVE AND STRATEGY	SYMBOL: MAPTX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Managers: Richard H. Gao and Sharat Shroff	Co-Manager: Mark W. Headley

PORTFOLIO MANAGER COMMENTARY

For the first quarter ending March 31, 2008, the Matthews Pacific Tiger Fund declined –11.99%, while the MSCI All Country Asia ex-Japan Index, fell – 14.35% and the MSCI All Country Far East ex- Japan Index lost – 12.61%.

During the first three months of the year, most major Asian markets, with the exception of Taiwan, suffered from weakening equity prices. Thailand did not see gains but held up relatively better than other markets. Maintaining a diversified portfolio and staying focused on domestically oriented companies in sectors like consumer staples and health care helped the relative performance of the Fund. The lack of exposure to energy and other commodities also benefited the portfolio.

In many parts of Asia, it is our opinion that the economy is shifting from an environment of low inflation and robust growth to a period of rising inflation and moderating growth in the short to medium term. Amid escalating cost pressures and tightening liquidity, the management teams of companies in the region are starting to build more cushion in their outlooks, a process that is still continuing. While it may lead to uncertainty in the medium term, as long-term investors we find it encouraging that companies are starting to again budget for risk.

During the quarter, the performance of Asian equity markets was also influenced by political developments with key elections in Taiwan, Korea and Malaysia. The prospect of improving relations between China and Taiwan led to a sharp rally in some Taiwanese stocks. The Matthews Pacific Tiger portfolio has carried a relatively small exposure to Taiwan due to the overhang from the country’s prior political climate. The Fund does not target any country-specific weighting. If anything, we believe that country of origin will play a lesser role in determining investment returns for the long term. The recent Taiwan election and expectations for a more constructive government mean that constraints on investment across the Taiwan Strait may start to be lifted continued on page 29

26	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2008

	3 MO	Average Annual Total Returns
Fund Inception: 9/12/94		1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Pacific Tiger Fund	-11.99%	18.49%	22.42%	31.43%	16.59%	9.79%
MSCI All Country Far East ex-Japan Index[1]	-12.61%	17.93%	23.70%	28.90%	9.99%	3.97%[2]
MSCI All Country Asia ex-Japan Index[3]	-14.35%	19.12%	24.98%	30.05%	10.55%	4.39%[2]
Lipper Pacific ex-Japan Funds Category Average[4]	-14.42%	14.83%	23.25%	28.29%	11.81%	6.37%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[5]	1.10%	Portfolio Turnover:[6]	24.09%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Pacific Tiger Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.
[3]

The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[4]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[5]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[6]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	27

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS [1]	COUNTRY	% OF NET ASSETS
President Chain Store Corp.	Taiwan	3.1%
Lenovo Group, Ltd.	China/Hong Kong	2.9%
Advanced Info Service Public Co., Ltd.	Thailand	2.8%
Swire Pacific, Ltd.	China/Hong Kong	2.7%
NHN Corp.	South Korea	2.7%
Cipla, Ltd.	India	2.7%
Hang Lung Group, Ltd.	China/Hong Kong	2.6%
Sun Pharmaceutical Industries, Ltd.	India	2.6%
Dabur India, Ltd.	India	2.5%
DBS Group Holdings, Ltd.	Singapore	2.5%
% OF ASSETS IN TOP 10		27.1%

COUNTRY ALLOCATION
China/Hong Kong	32.6%
South Korea	16.8%
India [2]	16.1%
Singapore	10.0%
Thailand	8.2%
Indonesia	6.1%
Taiwan	5.1%
Malaysia	4.0%
Philippines	0.5%
Cash and other assets, less liabilities	0.6%

SECTOR ALLOCATION
Financials	30.7%
Consumer Discretionary	14.8%
Information Technology	13.2%
Health Care	12.2%
Industrials	10.5%
Consumer Staples	9.9%
Telecommunication Services	7.4%
Utilities	0.7%
Cash and other assets, less liabilities	0.6%

MARKET CAP EXPOSURE [3]
Large cap (over $5 billion)	49.7%
Mid cap ($1–$5 billion)	42.3%
Small cap (under $1 billion)	7.5%
Cash and other assets, less liabilities	0.6%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
70	$24.52	$3.2 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	India is not included in the MSCI All Country Far East ex-Japan Index.
[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

28	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 26

over time. However, it remains to be seen whether improving political relations between China and Taiwan will add a new leg of growth for some Taiwanese companies.

The Fund aims to remain consistent with its goal of offering shareholders a diversified vehicle that looks across a spectrum of geographies and industries to identify the right investment opportunities without paying speculative prices. Since the beginning of 2007, we have been wary of expectations that were becoming embedded in some of the region’s stock prices. However, the recent weakness, particularly in China and India, is offering the opportunity to acquire quality companies, capable of generating sustainable long-term growth. One such example is China Resources Enterprise (CRE), which derives growth from private retail consumption. Even as investment spending is slowing in China, the government is taking steps to boost consumption activity, which should help to rebalance the economy and reduce pressure on the currency. Furthermore, wages have been growing at a low-teens rate in both urban and rural parts of China. This has helped retail sales post annual gains of 18% to 20% in recent months. CRE is well geared to benefit from this trend as it is one of China’s largest consumer conglomerates. The company, a leading retailer, also runs the largest brewery in the country. Its management has demonstrated a commitment to sharpen the company’s focus on consumer-related businesses, and is actively looking to divest non-core assets. The company also continues to unlock value on its balance sheet and return it to shareholders through cash dividends. The inflation of raw material prices, particularly in CRE’s brewery business, is a near term threat but we believe growing economies of scale place CRE in a better position than its competitors.

The coming months are likely to remain volatile, but in our view, the fundamentals underlying Asia’s economic evolution still remain intact. As existing markets are deregulated, and as new markets are formed—especially those born of rising household incomes in the region—entrepreneurs enjoy greater opportunities to build attractive businesses. The challenge is for capital markets to continue developing at the same rate in order for these opportunities to take shape. For instance, there are large parts of the Chinese economy that are not represented in the equity market. Even though the private sector accounts for close to 80% of GDP, it makes up less than 25% of the equity market’s capitalization. We believe that the development of capital markets is an ongoing process, and will translate into attractive investment prospects for the portfolio over time.

800.789.ASIA [2742] www.matthewsfunds.com	29

MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTS a (UNAUDITED)

COMMON EQUITIES: 99.4%

	SHARES	VALUE
CHINA/HONG KONG: 32.6%
Lenovo Group, Ltd.	138,688,000	$90,539,537
Swire Pacific, Ltd. A Shares	7,522,500	85,254,113
Hang Lung Group, Ltd.	17,425,000	83,284,051
NWS Holdings, Ltd.	22,523,636	76,559,117
Shangri-La Asia, Ltd.	19,672,000	53,635,862
Television Broadcasts, Ltd.	9,420,700	50,713,980
Dairy Farm International Holdings, Ltd.	10,937,300	48,575,010
Tencent Holdings, Ltd.	8,362,000	48,254,540
Dah Sing Financial Holdings, Ltd.	6,845,600	45,123,820
Ping An Insurance (Group) Co. of China, Ltd. H Shares	6,101,000	43,826,467
NetEase.com, Inc. ADR[b]	2,190,600	42,081,426
China Mobile, Ltd. ADR	551,250	41,349,263
China Merchants Bank Co., Ltd. H Shares	11,316,500	39,749,205
Travelsky Technology, Ltd. H Shares†	40,812,000	30,472,911
China Vanke Co., Ltd. B Shares	13,482,943	30,205,799
Integrated Distribution Services Group, Ltd.	10,711,000	30,053,574
Agile Property Holdings, Ltd.	27,518,000	29,382,166
Dongfeng Motor Group Co., Ltd. H Shares	56,326,000	25,590,849
Towngas China Co., Ltd.[b]	52,667,000	22,354,787
Dickson Concepts International, Ltd.†	32,715,400	22,335,156
Glorious Sun Enterprises, Ltd.	41,262,000	20,177,930
Other Investments		69,696,010

Total China/Hong Kong		1,029,215,573

SOUTH KOREA: 16.8%
NHN Corp.[b]	362,280	$85,073,017
Amorepacific Corp.	129,948	70,397,735
Hanmi Pharmaceutical Co., Ltd.†	444,747	69,991,299
Hana Financial Group, Inc.	1,645,983	67,463,935
MegaStudy Co., Ltd.	159,301	53,131,793
S1 Corp.	926,932	48,197,115
Yuhan Corp.	223,067	41,955,892
Samsung Securities Co., Ltd.	525,760	38,805,231
Hyundai Development Co.	532,704	36,627,234
ON*Media Corp.[b]	4,834,370	18,116,078

Total South Korea		529,759,329

INDIA: 16.1%
Cipla, Ltd.	15,174,720	83,597,826
Sun Pharmaceutical Industries, Ltd. [b]	2,679,886	82,909,810
Dabur India, Ltd.	28,958,736	80,057,899
HDFC Bank, Ltd.	1,952,568	65,846,363
Infosys Technologies, Ltd.	1,585,051	57,220,394
Bharti Airtel, Ltd.[b]	2,185,402	45,192,605
Titan Industries, Ltd.	1,436,318	38,057,188
Bank of Baroda	4,077,022	29,028,806
Sintex Industries, Ltd.	2,527,653	22,628,301
Other Investments		2,629,427

Total India		507,168,619

SINGAPORE: 10.0%
DBS Group Holdings, Ltd.	6,035,750	79,480,854
Hyflux, Ltd.†	29,616,187	65,368,580
Fraser and Neave, Ltd.	17,479,750	62,244,508
Parkway Holdings, Ltd.	19,591,050	46,043,301
Keppel Land, Ltd.	10,416,000	42,385,526
Tat Hong Holdings, Ltd.	12,197,000	19,781,621

Total Singapore		315,304,390

30	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

	SHARES	VALUE
THAILAND: 8.2%
Advanced Info Service Public Co., Ltd.	27,238,600	$86,829,580
Land & Houses Public Co., Ltd.	156,102,800	50,787,046
Bank of Ayudhya Public Co., Ltd. NVD Rb	61,539,600	45,414,147
Bangkok Bank Public Co., Ltd.	9,724,700	43,118,060
Amata Corp. Public Co., Ltd. †	59,894,900	32,149,398

Total Thailand		258,298,231

INDONESIA: 6.1%
PT Bank Central Asia	139,891,000	49,736,763
PT Telekomunikasi Indonesia	45,799,000	48,312,023
PT Kalbe Farma	355,674,000	38,072,885
PT Astra International	13,289,730	35,282,470
PT Telekomunikasi Indonesia ADR	265,000	11,114,100
Other Investments		10,196,973

Total Indonesia		192,715,214

TAIWAN: 5.1%
President Chain Store Corp. Taiwan Semiconductor	28,591,000	97,977,643
Manufacturing Co., Ltd.	24,767,053	51,254,828
Hon Hai Precision Industry Co., Ltd.	1,814,000	10,443,559

Total Taiwan		159,676,030

MALAYSIA: 4.0%
Resorts World BHD	50,148,500	54,198,479
Public Bank BHD	16,107,900	53,018,797
Top Glove Corp. BHD †	15,609,880	19,168,738

Total Malaysia		126,386,014

PHILIPPINES: 0.5%
SM Prime Holdings, Inc.	70,208,117	14,336,198

Total Philippines		14,336,198

TOTAL COMMON EQUITIES: 99.4%		3,132,859,598

(Cost $2,299,665,682)

RIGHTS: 0.0%

	SHARES	VALUE
MALAYSIA: 0.0%
Resorts World BHD, expire 04/11/08	5,014,850	$797,829

Total Malaysia		797,829

TOTAL RIGHTS: 0.0%		797,829
(Cost $ 0)
TOTAL INVESTMENTS: 99.4%		3,133,657,427
(Cost $ 2,299,665,682c )

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		19,409,562

NET ASSETS: 100.0%		$3,153,066,989

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $2,299,665,682 and net unrealized appreciation consists of:

Gross unrealized appreciation	$974,932,432
Gross unrealized depreciation	(140,940,687)

Net unrealized appreciation	$833,991,745

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
NVDR	Non-voting Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	31

MATTHEWS ASIAN TECHNOLOGY FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MATFX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

PORTFOLIO MANAGERS

Lead Manager: J. Michael Oh	Co-Managers: Mark W. Headley and Lydia So

PORTFOLIO MANAGER COMMENTARY

For the quarter ending March 31, 2008, the Matthews Asian Technology Fund lost–16.22%, while the MSCI/Matthews Asian Technology Index declined –9.16%. The Asian technology sector continued to correct due to a worsening macro environment that has stemmed from worries over the U.S. credit crisis and talk of a potential recession in the U.S. market.

During the quarter, software and services companies within the information technology sector experienced the most significant decline, making them the worst performers in the Fund. In recent years, the Fund has benefited from its holdings in that sector, and the growth outlook for such companies still remains solid in the region. Demand for various Internet services such as keyword search, casual and massively multiplayer online role-playing games (MMORPG), multimedia content and social networking sites also remains strong. However, last year’s strong outperformance and substantial gains of software and services companies led some investors to take profits in the first quarter. We continue to view the software and services industry as one of the Fund’s key focus areas and have added to select positions where we saw long-term investment opportunities. Another segment to underperform during the quarter was technology hardware and equipment. The U.S. is still the biggest market for technology products, and a significant slowdown in the U.S. could negatively impact this segment. On the other hand, performance was helped by the Fund’s exposure to the health care sector, which was relatively unharmed by the turmoil in the credit markets.

continued on page 35
32	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2008

	3 MO	Average Annual Total Returns
Fund Inception: 12/27/99		1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Asian Technology Fund	-16.22%	4.59%	15.34%	25.11%	-1.71%
MSCI/Matthews Asian Technology Index[1]	-9.16%	1.11%	11.48%	17.07%	-6.80%[2]
Lipper Science and Technology Funds Category Average[3]	-15.78%	-4.32%	6.21%	12.29%	-9.06%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions.Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[4]	1.25%	Portfolio Turnover:[5]	33.21%

[1]

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/99.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	33

MATTHEWS ASIAN TECHNOLOGY FUND

TOP TEN HOLDINGS[1]	COUNTRY	% OF NET ASSETS
NHN Corp.	South Korea	5.1%
China Mobile, Ltd.	China/Hong Kong	4.6%
Samsung Electronics Co., Ltd.	South Korea	4.3%
Nintendo Co., Ltd.	Japan	4.1%
Tencent Holdings, Ltd.	China/Hong Kong	3.4%
Baidu.com, Inc.	China/Hong Kong	3.4%
Yahoo! Japan Corp.	Japan	3.0%
Bharti Airtel, Ltd.	India	2.9%
Sony Corp.	Japan	2.9%
MediaTek, Inc.	Taiwan	2.8%
% OF ASSETS IN TOP 10		36.5%

COUNTRY ALLOCATION
China/Hong Kong	28.3%
Japan	21.5%
South Korea	18.2%
India	13.6%
Taiwan	12.8%
Thailand	1.9%
Indonesia	1.8%
Malaysia	1.7%
Cash and other assets, less liabilities	0.2%

SECTOR ALLOCATION
Information Technology	60.9%
Consumer Discretionary	17.7%
Telecommunication Services	12.6%
Industrials	3.0%
Materials	2.8%
Health Care	2.8%
Cash and other assets, less liabilities	0.2%

MARKET CAP EXPOSURE[2]
Large cap (over $5 billion)	62.2%
Mid cap ($1–$5 billion)	23.0%
Small cap (under $1 billion)	14.6%
Cash and other assets, less liabilities	0.2%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
49	$8.21	$193.7 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

34	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008 UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 32

On a company basis, the Fund’s performance benefited most from Yahoo! Japan. The company, which underperformed other Asian Internet firms last year, rebounded during the first quarter as investors regained their interest in the Japanese equity market. Yahoo! Japan’s advertising revenue has been seeing steady growth in a difficult market environment as online advertising continued to take market share away from traditional media. Samsung Electronics, which benefited from the expected recovery in the dynamic random access memory (DRAM) industry contributed positively to Fund performance.

The Fund’s worst-performing holdings were Internet companies. This includes Baidu, a Beijing-based Internet company, the dominant Internet search engine in China. Baidu continues to strengthen its leadership position in China, capturing even more market share from rivals including Google. However, Baidu’s strong performance last year led shareholders to take profits, contributing to the stock’s sharp decline in the first quarter. The Fund’s second-worst performer was Tencent, which runs a popular instant messaging service.

By country, overall returns were strongest in Thailand. While Chinese companies were among the best contributors last year, the first quarter saw China become the Fund’s worst-performing country, with the exception of strong returns in Hong Kong. In recent years, China’s economy has shown tremendous growth and domestic Chinese firms, especially Internet-related companies, have benefited from that expansion. However, more recently, the U.S. credit crisis has dampened investor enthusiasm for Chinese companies, and their declines have been exacerbated by their strong outperformance last year.

Looking ahead, the Fund continues to search for long-term opportunities in a broad range of technology industries that we believe are poised to benefit from increasing demand from Asian consumers and overall growth in the Asia Pacific region.

800.789.ASIA [2742] www.matthewsfunds.com	35

MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 99.8%

	SHARES	VALUE
CHINA/HONG KONG: 28.3%
China Mobile, Ltd. ADR	120,000	$9,001,200
Tencent Holdings, Ltd.	1,142,800	6,594,749
Baidu.com, Inc. ADR[b]	27,300	6,541,899
Ctrip.com International, Ltd. ADR	99,100	5,254,282
New Oriental Education &
Technology Group, Inc. ADR[b]	80,700	5,234,202
Sina Corp.[b]	122,800	4,328,700
The9, Ltd. ADR[b]	186,408	3,821,364
Perfect World Co., Ltd. ADR [b]	167,324	3,799,928
Focus Media Holding, Ltd. ADR[b]	77,300	2,717,095
China Communications Services Corp., Ltd. H Shares[b]	3,680,000	2,523,922
Kingdee International Software Group Co., Ltd.	3,102,000	2,401,183
BYD Electronic (International) Co., Ltd.[b]	1,693,500	2,161,823
China High Speed Transmission Equipment Group Co., Ltd.[b]	377,000	555,238
Other Investments		6,289

Total China/Hong Kong		54,941,874

JAPAN: 21.5%
Nintendo Co., Ltd.	15,085	7,892,542
Yahoo! Japan Corp.	11,166	5,868,292
Sony Corp.	140,800	5,663,209
Nikon Corp.	145,000	3,880,859
Mixi, Inc. [b]	342	3,545,607
Sumco Corp.	149,300	3,292,577
Canon, Inc. ADR	60,400	2,800,748
Nomura Research Institute, Ltd.	106,000	2,789,579
Nitto Denko Corp.	54,900	2,334,307
Ibiden Co., Ltd.	49,500	1,963,260
Murata Manufacturing Co., Ltd.	31,500	1,580,189

Total Japan		41,611,169

SOUTH KOREA: 18.2%
NHN Corp.[b]	42,195	$9,908,513
Samsung Electronics Co., Ltd.	13,322	8,424,199
JVM Co., Ltd.	113,990	5,185,897
LG Electronics, Inc.	28,834	3,705,682
SSCP Co., Ltd.[b]	138,297	3,163,849
CDNetworks Co., Ltd.[b]	184,653	2,979,438
ON*Media Corp.[b]	499,330	1,871,164

Total South Korea		35,238,742

INDIA: 13.6%
Bharti Airtel, Ltd.[b]	274,373	5,673,844
Rolta India, Ltd.	584,443	3,830,864
Infosys Technologies, Ltd.	94,815	3,422,825
Tata Consultancy Services, Ltd.	166,542	3,387,899
Glenmark Pharmaceuticals, Ltd.	275,691	3,372,719
Television Eighteen India, Ltd.	281,976	2,811,882
Sun Pharmaceutical Industries, Ltd.[b]	68,365	2,115,064
Info Edge India, Ltd.	83,290	1,792,578

Total India		26,407,675

TAIWAN: 12.8%
MediaTek, Inc.	402,970	5,352,639
Hon Hai Precision Industry Co., Ltd.	905,261	5,211,768
Synnex Technology International Corp.	1,710,000	4,689,677
Epistar Corp.	1,240,643	3,484,202
InnoLux Display Corp.	1,158,258	3,095,651
Taiwan Semiconductor Manufacturing Co., Ltd.	1,459,930	3,021,290

Total Taiwan		24,855,227

THAILAND: 1.9%
Advanced Info Service Public Co., Ltd.	1,131,100	3,605,653

Total Thailand		3,605,653

36	MATTHEWS ASIAN FUNDS

MARCH 31,2008

	SHARES	VALUE
INDONESIA: 1.8%
PT Telekomunikasi Indonesia ADR	84,600	$3,548,124

Total Indonesia		3,548,124

MALAYSIA: 1.7%
Media Prima BHD	4,534,700	3,218,734

Total Malaysia		3,218,734

TOTAL INVESTMENTS: 99.8% (Cost $ 172,788,344c )		193,427,198

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		313,629

NET ASSETS: 100.0%		$193,740,827

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $172,788,344 and net unrealized appreciation consists of:

Gross unrealized appreciation	$39,420,713
Gross unrealized depreciation	(18,781,859)

Net unrealized appreciation	$20,638,854

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	37

MATTHEWS CHINA FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MCHFX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its political, administrative and other districts, such as Hong Kong.

PORTFOLIO MANAGERS

Lead Manager: Richard H. Gao	Co-Managers: Mark W. Headley and Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

For the first quarter ending March 31, 2008, the Matthews China Fund declined –22.45%, while its benchmark, the MSCI China Index was down –23.69%. Chinese shares saw three months of consecutive declines—continuing a trend of weakness that started in the last two months of 2007. In fact, from the market’s peak at the end of October 2007 to the bottom it reached in late-March, the MSCI China Index has corrected –44%. The Fund declined –38% during the same period.

The sharp decline of Chinese equities occurred as the world’s economic outlook became more bearish amid growing U.S. subprime mortgage and credit market problems. As we suggested in the 2007 annual report, exports are now playing a larger role in China’s economy than was previously the case. Inasmuch as the world economy may be entering recession, China has more to lose from a global slowdown. In this environment, the risk tolerance of investors has dropped substantially and emerging markets such as China and India have borne the brunt of liquidity outflows. A rapid increase in inflation and initial signs of slowing export growth have compounded investors’ concerns. This news comes as general market sentiment has been wary about the government’s intent to undertake fiscal “tightening” measures so as to “cool” the fast-growing economy.

During the first quarter, rising inflation appeared to be the biggest concern in the market. China’s consumer price index, the major gauge of inflation, rose 8.7% in February, its highest level in nearly 12 years. Given that export growth has already slowed in recent months, it is particularly challenging for China to tame inflation without hurting growth and triggering a sharp slowdown. So far, most of the inflation has come as a result of surging food prices. This was partly a reflection of the combined effects of the Lunar New Year holiday and the severe snowstorms China endured during that period. At the time, normal food supplies were disrupted, even as seasonal demand rose due to the annual festival. Otherwise non-food core continued on page 41
38	MATTHEW ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2008

Fund Inception: 2/19/98			Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews China Fund	-22.45%	27.56%	32.00%	31.45%	13.79%	14.23%
MSCI China Index [1]	-23.69%	29.84%	40.75%	40.14%	4.71%	4.39	% [2]
Lipper China Region Funds Category Average [3]	-21.24%	18.24%	28.95%	29.83%	12.13%	11.90	% [2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions.Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

FISCAL YEAR 2007 RATIOS

Gross Operating Expense: [4]	1.17%	Portfolio Turnover:[5]	22.13%

[1]

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 2/28/98.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	39

MATTHEWS CHINA FUND

TOP TEN HOLDINGS [1]	SECTOR	% OF NET ASSETS
China Mobile, Ltd.	Telecommunication Services	6.4%
Hong Kong & China Gas Co., Ltd.	Utilities	3.7%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	3.3%
NWS Holdings, Ltd.	Industrials	3.1%
China Vanke Co., Ltd.	Financials	3.1%
Swire Pacific, Ltd.	Financials	2.8%
Sina Corp.	Information Technology	2.7%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	2.7%
China Merchants Bank Co., Ltd.	Financials	2.4%
CNOOC, Ltd.	Energy	2.3%
% OF ASSETS IN TOP 10		32.5%

CHINA EXPOSURE[2,3]
SAR (Hong Kong)	38.1%
H Share	31.5%
China-affiliated corporations	18.2%
Overseas Listed	7.9%
B Share	4.3%
Liabilities in excess of cash and other assets	0.0%

SECTOR ALLOCATION
Consumer Discretionary	21.0%
Financials	19.6%
Industrials	12.7%
Information Technology	12.3%
Utilities	10.5%
Energy	7.8%
Telecommunication Services	7.7%
Consumer Staples	6.0%
Materials	2.4%
Liabilities in excess of cash and other assets	0.0%

MARKET CAP EXPOSURE [3]
Large cap (over $5 billion)	64.3%
Mid cap ($1–$ 5 billion)	28.9%
Small cap (under $1 billion)	6.8%
Liabilities in excess of cash and other assets	0.0%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
65	$30.81	$1.5 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]

SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

40	MATTHEW ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 38

inflation was up only 1.6%. With an increasing supply of food items in China such as pork and poultry, food prices are expected to be heading down in the second half of this year.

The first quarter proved challenging for the Fund. During this period, the hardest hit sectors were consumer discretionary, financials, industrials and energy. Most companies in these areas had accumulated substantial gains in the past two years, and were the first targets for investors who pared back their exposure during the recent market volatility. Financial companies, which had benefited greatly from the strong performance of the A-share market last year fell victim to the weakness in this market during the first quarter. The Fund began adding more defensive names during the third quarter of 2007 as valuations appeared expensive. This effort paid off nicely during the first quarter—among these defensive companies is a top contributor to the portfolio, Hong Kong China Gas (HKCG). HKCG is the sole producer, distributor and seller of piped gas in Hong Kong. It expanded into China in 2000. With “first mover advantage,” the firm quickly secured more than 60 downstream gas distribution projects in China. HKCG provides investors with stable core earnings growth in Hong Kong as well as new growth opportunities in China. The company served as a good cushion during a declining market.

After a more than 40% correction from their peak levels, Chinese equities are now selling at much more reasonable valuations. Meanwhile, growth in corporate earnings is still expected to be robust with consensus earnings growth for Chinese shares listed in Hong Kong at more than 18% this year. We continue to strive for a diversified portfolio with focus on long-term domestic consumption growth in China. In the first quarter of 2008, we took advantage of stock price corrections to increase our positions in stocks in which we hold a high conviction. These include stocks in the consumer and information technology sectors. We slightly trimmed down our positions in the financial, industrial and materials sectors.

800.789.ASIA [2742] www.matthewsfunds.com	41

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: CHINA/HONG KONG: 100.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 21.0%

Hotels, Restaurants & Leisure: 4.3%
Café de Coral Holdings, Ltd.	14,728,100	$28,286,898
Shangri-La Asia, Ltd.	7,315,600	19,946,041
China Travel International Investment HK, Ltd.	38,412,000	15,662,836

		63,895,775

Distributors: 3.4%
China Resources Enterprise, Ltd.	9,648,000	31,306,748
Li & Fung, Ltd.	5,001,200	18,733,513

		50,040,261

Automobiles: 2.7%
Dongfeng Motor Group Co., Ltd. H Shares	88,928,000	40,403,065

Textiles, Apparel & Luxury Goods: 2.6%
Ports Design, Ltd.	7,813,500	22,277,948
Glorious Sun Enterprises, Ltd.	33,994,000	16,623,735

		38,901,683

Media: 2.3%
Television Broadcasts, Ltd.	2,542,000	13,684,220
Clear Media, Ltd.[b]	10,128,000	8,488,976
Pico Far East Holdings, Ltd.	49,062,000	5,831,706
AirMedia Group, Inc. ADR[b]	357,600	5,685,840

		33,690,742

Diversified Consumer Services: 1.8%
New Oriental Education & Technology Group, Inc. ADR [b]	411,800	26,709,348

Specialty Retail: 1.6%
Belle International Holdings, Ltd.	23,204,000	24,287,902

Leisure Equipment & Products: 1.3%
Li Ning Co., Ltd.	6,686,500	19,033,981

Multiline Retail: 1.0%
Golden Eagle Retail Group, Ltd.	17,277,000	14,299,353

Total Consumer Discretionary		311,262,110

FINANCIALS: 19.6%

Real Estate Management & Development: 9.1%
China Vanke Co., Ltd. B Shares	20,838,980	$46,685,509
Swire Pacific, Ltd. A Shares	3,676,000	41,660,900
Hang Lung Group, Ltd.	6,545,000	31,282,302
Agile Property Holdings, Ltd.	13,704,000	14,632,357

		134,261,068

Commercial Banks: 6.7%
China Merchants Bank Co., Ltd. H Shares	10,342,000	36,326,274
BOC Hong Kong Holdings, Ltd.	10,270,500	24,955,337
China Construction Bank Corp. H Shares	25,560,000	19,306,908
Bank of Communications Co., Ltd. H Shares	16,264,000	19,278,649

		99,867,168

Insurance: 3.8%
Ping An Insurance (Group) Co. of China, Ltd. H Shares	4,619,500	33,184,128
China Life Insurance Co., Ltd. H Shares	6,747,000	23,439,302

		56,623,430

Total Financials		290,751,666

42	MATTHEW ASIAN FUNDS

MARCH 31,2008

	SHARES	VALUE
INDUSTRIALS: 12.7%

Transportation Infrastructure: 4.3%
GZI Transport, Ltd.	38,869,000	$18,509,308
China Merchants Holdings International Co., Ltd.	3,732,581	17,895,601
COSCO Pacific, Ltd.	7,530,000	14,817,286
Beijing Capital International Airport Co., Ltd. H Shares	13,332,000	12,223,947

		63,446,142

Industrial Conglomerates: 3.1%
NWS Holdings, Ltd.	13,739,276	46,700,579

Construction & Engineering: 1.7%
China Communications Construction Co., Ltd. H Shares	10,709,000	23,982,825
China Railway Construction Corp., Ltd. H Shares[b]	1,500,000	2,062,280

		26,045,105

Electrical Equipment: 1.5%
China High Speed Transmission Equipment Group Co., Ltd.[b]	14,850,000	21,870,790

Machinery: 1.1%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	11,989,906	16,319,173

Airlines: 1.0%
Air China, Ltd. H Shares	16,937,900	14,508,872

Total Industrials		188,890,661

INFORMATION TECHNOLOGY: 12.3%

Internet Software & Services: 5.3%
Sina Corp.[b]	1,156,900	$40,780,725
NetEase.com, Inc. ADR[b]	997,000	19,152,370
Tencent Holdings, Ltd.	3,159,000	18,229,621
Other Investments		10,482

		78,173,198

Computers & Peripherals: 3.1%
Lenovo Group, Ltd.	41,066,000	26,809,072
TPV Technology, Ltd.	31,868,000	18,926,791

		45,735,863

Software: 2.1%
Kingdee International
Software Group Co., Ltd.†	25,736,000	19,921,618
The9, Ltd. ADR [b]	532,300	10,912,150

		30,833,768

Communications Equipment: 1.2%
ZTE Corp. H Shares	3,955,800	18,814,475

IT Services: 0.6%
Travelsky Technology,
Ltd. H Shares	12,178,000	9,092,892

Total Information Technology		182,650,196

See footnotes on page 45.

800.789.ASIA [2742] www.matthewsfunds.com	43

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE
UTILITIES: 10.5%

Gas Utilities: 3.7%
Hong Kong & China Gas Co., Ltd.	17,925,540	$54,234,819

Independent Power Producers & Energy Traders: 3.5%
Huaneng Power International, Inc. H Shares	29,550,000	22,602,389
Datang International Power Generation Co., Ltd. H Shares	41,794,000	22,460,213
Huaneng Power International, Inc. ADR	213,400	6,517,236

		51,579,838

Electric Utilities: 3.3%
Cheung Kong Infrastructure Holdings, Ltd.	12,222,500	49,344,684

Total Utilities		155,159,341

ENERGY: 7.8%

Oil, Gas & Consumable Fuels: 6.3%
CNOOC, Ltd.	23,549,000	34,692,438
China Shenhua Energy Co., Ltd. H Shares	6,286,000	25,456,255
PetroChina Co., Ltd. H Shares	14,780,000	18,505,434
China Petroleum & Chemical Corp. (Sinopec) H Shares	16,242,000	14,050,260

		92,704,387

Energy Equipment & Services: 1.5%
China Oilfield Services, Ltd. H Shares	13,420,000	22,318,593

Total Energy		115,022,980

TELECOMMUNICATION SERVICES: 7.7%

Wireless Telecommunication Services: 6.4%
China Mobile, Ltd.	4,545,083	$68,288,555
China Mobile, Ltd. ADR	359,500	26,966,095

		95,254,650

Diversified Telecommunication Services: 1.3%
China Communications Services Corp., Ltd. H Shares [b]	27,438,000	18,818,305

Total Telecommunication Services		114,072,955

CONSUMER STAPLES: 6.0%

Food Products: 3.6%
Tingyi (Cayman Islands) Holding Corp.	24,305,000	32,032,536
China Yurun Food Group, Ltd.	17,085,000	21,728,169

		53,760,705

Food & Staples Retailing: 1.3%
Lianhua Supermarket Holdings Co., Ltd. H Shares †	13,648,000	18,748,169

Beverages: 1.1%
Tsingtao Brewery Co., Ltd. H Shares	5,727,000	17,075,814

Total Consumer Staples		89,584,688

MATERIALS: 2.4%

Construction Materials: 1.9%
China National Building Material Co., Ltd. H Shares	11,604,000	27,784,447

Paper & Forest Products: 0.5%
Nine Dragons Paper Holdings, Ltd.	10,157,000	8,352,064

Total Materials		36,136,511

44	MATTHEWS ASIAN FUNDS

MARCH 31,2008

VALUE
TOTAL INVESTMENTS: 100.0% (Cost $1,271,244,799c )	$1,483,531,108
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.0%)	(243,285)

NET ASSETS: 100.0%	$1,483,287,823

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $1,271,244,799 and net unrealized appreciation consists of:

Gross unrealized appreciation	$318,143,278
Gross unrealized depreciation	(105,856,969)

Net unrealized appreciation	$212,286,309

†	Affiliated Issuer, as defined under the Investment Company A ct of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	45

MATTHEWS INDIA FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MINDX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

For the first three months of 2008, the Matthews India Fund declined –22.95%, while the benchmark Bombay Stock Exchange 100 Index fell –27.41% during the same period.

India’s markets suffered sharp losses during the first quarter, despite commentators’ assertions that somehow the country’s domestically driven economy would “decouple” from troubles elsewhere. At Matthews, we have always thought differently. True, the facts support the claim that India’s economy is domestic in nature: The export sector is woefully underdeveloped. However, this does not mean that India might somehow hive itself off from the rest of the world. India is, in fact, highly dependent on capital flows from abroad to support its growth.

Large fiscal deficits at both the national and state levels mean that the government crowds out private markets in classic fashion. India enjoys high savings rates; yet a boom in household debt means that much of the country’s marginal savings—those above and beyond the government’s expenditure requirements—have gone to fuel household consumption in the form of mortgages, auto finance and consumer loans. This has meant precious little capital has been left for investment by private companies. Indeed, India runs a capital account deficit, meaning that it must import capital from abroad to support its consumption. As the global tolerance for risk has retrenched, flows of capital bound for India have slowed—and thus it can be no great surprise that local markets have slumped in response.

Capital markets in India have had a rough year, but there are signs of continued improvement as well. On the negative side, several large IPOs have failed to occur, and other capital raisings have been deferred. Such hiccups have thrown certain segments of the market into convulsions. Conversely, however, the market has shown increasing capacity to differentiate higher quality companies from lower quality ones. This is an essential ingredient to the economy’s future health, as it means that continued on page 49
46	MATTHEW ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008 UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2008

		Average Annual Total Returns
Fund Inception: 10/31/05	3 MO	1 YR	SINCE INCEPTION
Matthews India Fund	-22.95%	32.10%	31.98%
Bombay Stock Exchange 100 Index[1]	-27.41%	36.64%	40.82%
Lipper Emerging Markets Funds Category Average[2]	-11.72%	17.68%	27.77%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[3]	1.28%	Portfolio Turnover:[4]	25.59%

[1]

The Bombay Stock Exchange 100 (BSE 100) Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	47

MATTHEWS INDIA FUND

TOP TEN HOLDINGS [1]	SECTOR	% OF NET ASSETS
Infosys Technologies, Ltd.	Information Technology	5.4%
Dabur India, Ltd.	Consumer Staples	5.3%
Sun Pharmaceutical Industries, Ltd.	Health Care	4.1%
Bharti Airtel, Ltd.	Telecommunication Services	4.1%
Gail (India), Ltd.	Utilities	4.0%
Glenmark Pharmaceuticals, Ltd.	Health Care	3.9%
HDFC Bank, Ltd.	Financials	3.4%
Cipla, Ltd.	Health Care	3.0%
Axis Bank, Ltd.	Financials	3.0%
Ashok Leyland, Ltd.	Industrials	2.9%
% OF ASSETS IN TOP 10		39.1%

COUNTRY ALLOCATION
India	99.9%
Cash and other assets, less liabilities	0.1%

SECTOR ALLOCATION
Consumer Discretionary	16.3%
Financials	15.6%
Information Technology	14.5%
Industrials	13.3%
Health Care	12.2%
Consumer Staples	11.0%
Telecommunication Services	6.7%
Utilities	6.3%
Energy	4.0%
Cash and other assets, less liabilities	0.1%

MARKET CAP EXPOSURE [2]
Large cap (over $5 billion)	40.7%
Mid cap ($1–$5 billion)	45.9%
Small cap (under $1 billion)	13.3%
Cash and other assets, less liabilities	0.1%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
61	$18.83	$1.0 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

48	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 46

stronger companies will enjoy better access to capital, enabling faster growth; and less capital will be wasted on sub-par companies.

Most indications suggest that profit growth will moderate slightly, but from levels that would be considered high from a historical perspective. Margin pressures have begun to weigh on most industries. Inflation is driving up material and labor costs faster than many companies can re-price their own goods and services. Also, companies are beginning to falter due to the “high base effect,” meaning that such companies have grown so rapidly they are finding it hard to grow relative to their newly enlarged revenue bases.

Looking forward, inflationary pressures remain one of the greatest difficulties for the economy. We have expressed our concerns about inflation for almost two years now. Contrary to our expectations, inflation moderated during most of 2007, but has recently returned with a vengeance. Hopefully, the burgeoning problem can be contained. India’s central bank has historically exhibited a high degree of independence, and has fought inflation doggedly, especially when ignited by excess credit growth on the part of local banks. However, the country has entered an election year, and thus the risk of populist policies that might result in a misstep is higher.

Despite the challenging conditions in current markets, we remain enthusiastic investors in India. The economy’s recent growth is neither transient nor fictional: It has been rooted in improving fundamentals, underpinned by regulatory reform, market liberalization and private sector expansion. However, we would caution investors not to invest on a false premise, namely the belief that India has stood apart from the rest of the world. India has grown especially because it has enmeshed with the rest of the world—it has been a key beneficiary of “globalization.” Thus, despite the country’s investment merits, it is unlikely to provide a safe haven amid the volatility of the global marketplace.

800.789.ASIA [2742] www.matthewsfunds.com	49

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: INDIA: 96.2%

	SHARES	VALUE
FINANCIALS: 15.6%

Commercial Banks: 9.5%
HDFC Bank, Ltd.	983,033	$33,150,778
Axis Bank, Ltd.	1,499,200	29,767,841
Corporation Bank	3,159,331	22,171,810
Oriental Bank of Commerce	2,196,834	9,787,376
HDFC Bank, Ltd. ADR	10,000	982,400

		95,860,205

Thrifts & Mortgage Finance: 2.0%
Housing Development
Finance Corp.	337,473	20,134,196

Real Estate Management & Development: 1.8%
Unitech, Ltd.	2,588,777	17,945,651

Diversified Financial Services: 1.2%
SREI Infrastructure Finance, Ltd.	3,525,000	11,997,422

Capital Markets: 0.7%
IL&FS Investsmart, Ltd.	2,256,457	6,670,124

Consumer Finance: 0.4%
Other Investments		3,821,373

Total Financials		156,428,971

INFORMATION TECHNOLOGY: 14.5%

IT Services: 11.0%
Infosys Technologies, Ltd.	1,372,615	49,551,448
Wipro, Ltd.	1,947,435	21,078,465
Rolta India, Ltd.	2,898,990	19,002,088
HCL-Infosystems, Ltd.	3,903,185	15,792,220
Infosys Technologies, Ltd. ADR	129,500	4,632,215

		110,056,436

Internet Software & Services: 1.9%
Info Edge (India), Ltd.	566,727	12,197,172
Sify Technologies, Ltd. ADR[b]	1,669,624	7,446,523

		19,643,695

Software: 1.6%
Financial Technologies (India), Ltd.	399,855	16,007,291

Total Information Technology		145,707,422

CONSUMER DISCRETIONARY: 14.5%

Media: 5.8%
HT Media, Ltd.	3,477,688	$15,038,974
SunTV Network, Ltd.	1,467,816	11,194,632
Zee Entertainment Enterprises, Ltd.	1,443,908	8,871,055
Television Eighteen India, Ltd.	801,847	7,996,068
Dish TV India, Ltd.[b]	3,362,097	4,165,069
PVR, Ltd.[b]	819,751	3,911,842
Inox Leisure, Ltd.	1,448,127	3,610,687
Wire and Wireless India, Ltd.[b]	3,395,454	3,073,877

		57,862,204

Automobiles: 2.4%
Mahindra & Mahindra, Ltd.	1,352,500	23,638,794

Multiline Retail: 1.8%
Vishal Retail, Ltd.[b]	876,436	18,251,360

Hotels, Restaurants & Leisure: 1.5%
Indian Hotels Co., Ltd.	5,333,200	15,037,031

Household Durables: 1.0%
Voltas, Ltd.	2,311,750	10,419,477

Textiles, Apparel & Luxury Goods: 1.0%
Titan Industries, Ltd.	369,589	9,792,760

Auto Components: 1.0%
Bharat Forge, Ltd.	1,466,000	9,769,976

Total Consumer Discretionary		144,771,602

50	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

	SHARES	VALUE
INDUSTRIALS: 13.3%

Machinery: 6.3%
Ashok Leyland, Ltd.[b]	32,811,277	$29,122,937
Jain Irrigation Systems, Ltd.	1,281,590	18,922,602
Thermax, Ltd.	905,000	13,700,281
Tata Motors, Ltd. ADR	72,600	1,134,012

		62,879,832

Industrial Conglomerates: 2.2%
Siemens India, Ltd.	942,414	14,616,457
MAX India, Ltd.[b]	2,135,602	7,894,190

		22,510,647

Construction & Engineering: 2.0%
Larsen & Toubro, Ltd.	266,330	20,310,803

Building Products: 2.0%
Sintex Industries, Ltd.	2,166,834	19,398,142

Air Freight & Logistics: 0.8%
Gati, Ltd.	3,281,339	7,992,130

Total Industrials		133,091,554

HEALTH CARE: 11.1%

Pharmaceuticals: 11.1%
Sun Pharmaceutical Industries, Ltd.[b]	1,319,260	40,815,018
Glenmark Pharmaceuticals, Ltd.	3,208,570	39,252,664
Cipla, Ltd.	5,489,657	30,242,627
Sun Pharma Advanced Research Co., Ltd.[b]	594,260	1,263,057

Total Health Care		111,573,366

CONSUMER STAPLES: 10.2%

Personal Products: 7.2%
Dabur India, Ltd.	19,286,659	$53,318,950
Marico, Ltd.	11,124,720	18,859,376

		72,178,326

Household Products: 2.6%
Hindustan Unilever, Ltd.	4,637,269	26,451,646

Beverages: 0.4%
Radico Khaitan, Ltd.	1,542,000	4,258,049

Total Consumer Staples		102,888,021

TELECOMMUNICATION SERVICES: 6.7%

Wireless Telecommunication Services: 6.7%
Bharti Airtel, Ltd.[b]	1,969,191	40,721,510
Reliance Communications, Ltd.	2,049,755	26,192,372

Total Telecommunication Services		66,913,882

UTILITIES: 6.3%

Gas Utilities: 4.2%
Gail (India), Ltd.	3,726,501	39,853,722
Other Investments		2,479,401

		42,333,123

Electric Utilities: 2.1%
CESC, Ltd.	2,006,117	20,596,144

Total Utilities		62,929,267

ENERGY: 4.0%

Oil, Gas & Consumable Fuels: 4.0%
Reliance Industries, Ltd.	379,371	21,379,098
Chennai Petroleum Corp., Ltd.	2,717,744	19,067,774

Total Energy		40,446,872

TOTAL COMMON EQUITIES: INDIA (Cost $788,101,722)		964,750,957

See footnotes on page 53.

800.789.ASIA [2742] www.matthewsfunds.com	51

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED) (continued)

RIGHTS: 0.1%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 0.1%

Hotels, Restaurants & Leisure: 0.1%
Indian Hotels Co., Ltd., Equity Shares, expire 04/15/08	1,066,640	$1,121,939
Indian Hotels Co., Ltd., 6% Non-Cnv. Debentures, expire 04/15/08	533,320	—

Total Consumer Discretionary		1,121,939

TOTAL RIGHTS (Cost $0)		1,121,939

INTERNATIONAL DOLLAR BONDS: 3.6%

	FACE AMOUNT	VALUE
CONSUMER DISCRETIONARY: 1.7%

Automobiles: 1.7%
Mahindra & Mahindra, Ltd., Cnv. 0.000%, 04/14/11	$15,000,000	$16,950,000

Total Consumer Discretionary		16,950,000

HEALTH CARE: 1.1%
Pharmaceuticals: 1.1%
Ranbaxy Laboratories, Ltd., Cnv. 0.000%, 03/18/11	10,000,000	11,037,500

Total Health Care		11,037,500

CONSUMER STAPLES: 0.8%
Beverages: 0.8%
Radico Khaitan, Ltd., Cnv. 3.500%, 07/27/11	7,000,000	7,700,000

Total Consumer Staples		7,700,000

TOTAL INTERNATIONAL DOLLAR BONDS (Cost $36,961,199)		35,687,500

52	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

VALUE
TOTAL INVESTMENTS: 99.9% (Cost $825,062,921c )	$1,001,560,396

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.1%	826,898

NET ASSETS: 100.0%	$1,002,387,294

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $825,062,921 and net unrealized appreciation consists of:

Gross unrealized appreciation	$239,075,037
Gross unrealized depreciation	(62,577,562)

Net unrealized appreciation	$176,497,475

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	53

MATTHEWS JAPAN FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MJFOX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGER

Lead Manager: Taizo Ishida

PORTFOLIO MANAGER COMMENTARY

For the three months ending March 31, 2008, the Matthews Japan Fund declined –4.19%, while its benchmark, the MSCI Japan Index, dropped –7.75%. The Japanese market, measured by the Tokyo Stock Price Index, slipped below 1200—its lowest level in the past three years. Meanwhile, the yen rose more than 10% against the U.S. dollar, the sharpest quarter-toquarter rise since the third quarter of 1999.

Performance during the first quarter was strengthened by stock selection, particularly within the consumer discretionary, consumer staples and information technology sectors. On the other hand, the Fund’s stock selections within the health care sector were a drag on performance for the quarter.

Reflective of a weak market, defensive sectors such as consumer staples and utilities performed well, whereas health care, one of the more defensive sectors, held back the Fund’s performance mainly due to the lack of a new drug pipeline. During the quarter, the financial sector, surprisingly, performed in line with the market, despite ongoing problems in the U.S. mortgage and credit markets.

Inflation has become a problem globally as basic commodity prices have skyrocketed, and Japan has not been able to escape this. The difference, however, is that this is a welcome trend in Japan as prices of most day-to-day items rose for the first time in as long as 10 to 30 years, depending on the product. Remarkably, milk prices, for example, saw their first price hike in nearly 30 years. As a result, February’s core consumer price index rose 1.0% year-over-year, marking the highest year-to-year rise in the last 10 years. The apparent increase in inflation suggests that Japan’s crippling era of deflation may finally be coming to an end.

During the quarter, the Fund initiated several new positions including two notable global large-cap firms. We added Toray, a leader in the carbon fiber industry and Fanuc, well-known in the field of robotics and factory automation. As with many quality Japanese continued on page 57
54	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2008

Fund Inception: 12/31/98		Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Japan Fund	-4.19%	-15.48%	-2.50%	14.01%	5.92%
MSCI Japan Index [1]	-7.75%	-14.61%	6.54%	15.11%	3.54%
Tokyo Stock Price Index (TOPIX) [2]	-6.33%	-15.43%	4.41%	13.91%	3.75%
Lipper Japanese Funds Category Average[3]	-8.68%	-18.36%	2.80%	12.35%	3.34%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions.Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[4]	1.23%	Portfolio Turnover:[5]	45.51%

[1]

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	55

MATTHEWS JAPAN FUND

TOP TEN HOLDINGS[1]	SECTOR	% OF NET ASSETS
Unicharm Petcare Corp.	Consumer Staples	3.6%
Pigeon Corp.	Consumer Staples	3.2%
Nintendo Co., Ltd.	Information Technology	3.2%
Benesse Corp.	Consumer Discretionary	3.1%
Sony Corp.	Consumer Discretionary	2.8%
Toyota Motor Corp.	Consumer Discretionary	2.7%
Sysmex Corp.	Health Care	2.4%
Nomura Research Institute, Ltd.	Information Technology	2.2%
Funai Zaisan Consultants Co., Ltd.	Financials	2.2%
Keyence Corp.	Information Technology	2.1%
% OF ASSETS IN TOP 10		27.5%

COUNTRY ALLOCATION
Japan	99.1%
Cash and other assets, less liabilities	0.9%

SECTOR ALLOCATION
Financials	25.7%
Information Technology	20.5%
Consumer Discretionary	19.7%
Industrials	15.0%
Health Care	7.1%
Consumer Staples	6.8%
Materials	3.2%
Telecommunication Services	0.6%
Energy	0.5%
Cash and other assets, less liabilities	0.9%

MARKET CAP EXPOSURE[2]
Large cap (over $5 billion)	54.1%
Mid cap ($1–$5 billion) 23.7%	23.7%
Small cap (under $1 billion)	21.4%
Cash and other assets, less liabilities	0.9%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
68	$13.94	$196.9 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

56	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 54

stocks, valuations for these companies became quite attractive, and presented themselves as unique investment opportunities.

Toray is a global leader in the production of carbon fiber, for which there is an expected increase in applications. Because the material is so lightweight yet incredibly strong, there is a growing demand for it in industries including aviation and automotives. These industries are seeking more fuel-efficient materials in light of higher oil prices. The Fund took advantage of the company’s weak stock price caused by news of production delays of a new Boeing 787 aircraft, which will use the company’s carbon fiber in its wings and body.

Fanuc, a leader in the design and production of robots used in factories around the world, has seen the rapid automation of auto plants in Asia as a growth driver. A third of Fanuc’s total company sales now come from Asia, excluding Japan. The company maintains an operating margin of more than 40%, which is unmatched by its peers or any other global manufacturer. Fanuc also has a significant amount of cash on its balance sheet, as well as strong cash flow.

Japan, in our view, stands to be a clear beneficiary of the Asian growth story for a long time to come. Just as many of the global companies in the West have shifted their focus to emerging economies across the globe, many Japanese companies are shifting from a U.S.–only focus to doing business within Asia as well as the Middle East.

800.789.ASIA [2742] www.matthewsfunds.com	57

MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: JAPAN: 99.1%

	SHARES	VALUE
FINANCIALS: 25.7%

Real Estate Management & Development: 8.1%
Funai Zaisan Consultants Co., Ltd.	2,409	$4,240,108
Mitsubishi Estate Co., Ltd.	168,000	4,117,482
Daibiru Corp.	332,300	3,187,045
Sumitomo Realty & Development Co., Ltd.	137,000	2,440,738
Shoei Co., Ltd.	113,080	1,426,923
JOINT Corp.	96,400	627,846

		16,040,142

Commercial Banks: 6.0%
The Sumitomo Trust & Banking Co., Ltd.	529,000	3,666,127
The Chiba Bank, Ltd.	435,000	2,977,308
The Joyo Bank, Ltd.	518,000	2,649,596
Mitsubishi UFJ Financial Group, Inc.	217,630	1,903,789
Mitsubishi UFJ Financial Group, Inc. ADR	66,100	575,070

		11,771,890

Real Estate Investment Trusts: 4.5%
Tokyu REIT, Inc.	258	1,952,877
Nomura Real Estate Office Fund, Inc., REIT	233	1,898,057
Japan Logistics Fund, Inc., REIT	267	1,792,791
United Urban Investment Corp., REIT	273	1,707,242
Global One Real Estate Investment Corp., REIT	143	1,610,336

		8,961,303

Capital Markets: 3.5%
Ichiyoshi Securities Co., Ltd.	369,200	3,738,552
GCA Savvian Group Corp.[b]	881	3,172,943

		6,911,495

Insurance: 2.0%
The Fuji Fire & Marine Insurance Co., Ltd.	1,440,000	3,857,489

Consumer Finance: 1.6%
ORIX Corp.	22,330	3,079,672

Total Financials		50,621,991

INFORMATION TECHNOLOGY: 20.5%

Electronic Equipment & Instruments: 7.9%
Keyence Corp.	17,870	$4,158,101
Nidec Corp.	45,400	2,801,534
Murata Manufacturing Co., Ltd.	55,000	2,759,061
Hoya Corp.	95,500	2,256,462
Ohara, Inc.	113,900	2,055,107
Topcon Corp.	184,300	1,469,805

		15,500,070

Software: 3.9%
Nintendo Co., Ltd.	11,915	6,233,983
NSD Co., Ltd.	99,100	1,452,932

		7,686,915

IT Services: 2.2%
Nomura Research Institute, Ltd.	164,600	4,331,743

Internet Software & Services: 2.0%
Yahoo! Japan Corp.	7,680	4,036,224

Office Electronics: 1.9%
Canon, Inc. ADR	79,450	3,684,097

Computers & Peripherals: 1.5%
Melco Holdings, Inc.	172,500	2,957,552

Semiconductors & Semiconductor Equipment: 1.1%
Sumco Corp.	100,800	2,222,985

Total Information Technology		40,419,586

CONSUMER DISCRETIONARY: 19.7%

Household Durables: 6.1%
Sekisui House, Ltd.	438,000	4,091,899
Sony Corp. ADR	75,900	3,041,313
Matsushita Electric Industrial Co., Ltd.	112,000	2,434,545
Sony Corp.	60,000	2,413,299

		11,981,056

Specialty Retail: 3.6%
Nitori Co., Ltd.	66,100	3,754,682
Point, Inc.	70,090	3,323,602

		7,078,284

Diversified Consumer Services: 3.1%
Benesse Corp.	127,900	6,035,653

Hotels, Restaurants & Leisure: 3.0%
Other Investments		5,922,369

58	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

	SHARES	VALUE
Automobiles: 2.7%
Toyota Motor Corp. ADR	53,100	$5,357,259

Multiline Retail: 1.2%
The Daiei, Inc.[b]	395,800	2,356,843

Total Consumer Discretionary		38,731,464

INDUSTRIALS: 15.0%

Machinery: 6.4%
Fanuc, Ltd.	37,800	3,626,303
Mitsubishi Heavy Industries, Ltd.	756,000	3,264,275
OSG Corp.	205,100	2,390,046
OKUMA Corp.	183,000	1,984,539
Takeuchi Manufacturing Co., Ltd.	67,000	1,382,291

		12,647,454

Commercial Services & Supplies: 3.0%
Park24 Co., Ltd.	203,300	2,014,509
Daiseki Co., Ltd.	65,890	1,987,641
Secom Co., Ltd.	36,800	1,810,745

		5,812,895

Road & Rail: 1.8%
East Japan Railway Co.	416	3,468,846

Trading Companies & Distributors: 1.8%
Mitsubishi Corp.	112,900	3,454,292

Airlines: 1.4%
Japan Airlines Corp.[b]	1,101,000	2,871,032

Construction & Engineering: 0.6%
JGC Corp.	78,000	1,197,017

Total Industrials		29,451,536

HEALTH CARE: 7.1%

Health Care Equipment & Supplies: 5.6%
Sysmex Corp.	129,400	4,705,404
Nakanishi, Inc.	28,300	2,916,717
Terumo Corp.	54,000	2,842,310
ASAHI INTECC Co., Ltd.	88,400	539,176

		11,003,607

Pharmaceuticals: 1.5%
Takeda Pharmaceutical Co., Ltd.	60,400	3,032,206

Total Health Care		14,035,813

CONSUMER STAPLES: 6.8%

Food Products: 3.6%
Unicharm Petcare Corp.	224,000	$7,128,597

Household Products: 3.2%
Pigeon Corp.	303,900	6,351,188

Total Consumer Staples		13,479,785

MATERIALS: 3.2%

Chemicals: 2.7%
Toray Industries, Inc.	488,000	3,198,527
Nitto Denko Corp.	50,100	2,130,214

		5,328,741

Construction Materials: 0.5%
Taiheiyo Cement Corp.	420,000	1,023,030

Total Materials		6,351,771

TELECOMMUNICATION SERVICES: 0.6%

Wireless Telecommunication Services: 0.6%
KDDI Corp.	177	1,088,705

Total Telecommunication Services		1,088,705

ENERGY: 0.5%

Oil, Gas & Consumable Fuels: 0.5%

Inpex Holdings, Inc.	90	1,017,303

Total Energy		1,017,303

TOTAL INVESTMENTS: 99.1% (Cost $215,607,843c )		195,197,954

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		1,708,458

NET ASSETS: 100.0%		$196,906,412

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $215,607,843 and net unrealized depreciation consists of:

Gross unrealized appreciation	$14,414,512
Gross unrealized depreciation	(34,824,401)

Net unrealized depreciation	$(20,409,889)

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	59

MATTHEWS KOREA FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MAKOX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGER

Lead Manager: J. Michael Oh	Co-Managers: Mark W. Headley and Michael B. Han, CFA

PORTFOLIO MANAGER COMMENTARY

For the three months ending March 31, 2008, the Matthews Korea Fund lost –16.46%, while its benchmark, the Korea Composite Stock Price Index, declined –15.20%. The Korean equity market continued to correct in the first quarter due to a worsening global macro environment sparked mainly by the U.S. credit crisis and rising oil prices.

The Fund trailed its benchmark during the quarter primarily due to its overweight position in financials, particularly in banks and consumer sectors. Although Korean financial companies appear to have had limited direct exposure to the global credit crunch stemming from the U.S. subprime mortgage crisis, Korean financial firms have nevertheless declined in sympathy. Korean banks have also found slowing growth in the domestic market to be another hurdle. Domestic market growth has remained lackluster since the sharp recovery from the country’s consumer credit card crisis in 2005. The Capital Market Consolidation Act (CMCA), which was introduced last year, also did not help banks. The CMCA was passed with the intention of speeding up the restructuring of Korea’s domestic brokerage sector. It may indeed help brokerage firms, fostering more sophisticated financials firms akin to U.S. investment banks. However, as brokerage firms become more sophisticated, they could potentially compete with traditional banks for their high-end customers.

The Fund’s performance in the first quarter was helped most by holdings in the information technology sector. Internet-related companies, which have been relatively insulated from global market trends, helped the Fund perform during the quarter. Expectations for a semiconductor industry recovery also served as a catalyst for performance of the information technology sector.

On a company basis, the biggest contribution came from Samsung Electronics, which benefited from the expected recovery in the memory chip industry, and better-than-expected performance of mobile phone handsets. Daewoong Pharmaceutical, a drug continued on page 63
60	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2008
			Average Annual Total Returns
Fund Inception: 1/3/95	3 MO	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Korea Fund	-16.46%	4.17%	18.12%	29.35%	21.30%	6.10%
Korea Composite Stock Price Index (KOSPI) [1]	-15.20%	11.50%	22.03%	32.38%	17.77%	2.61%[2]
Lipper Pacific ex-Japan Funds Category Average [3]	-14.42%	14.83%	23.25%	28.29%	11.81%	8.22%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[4]	1.21%	Portfolio Turnover:[5]	24.40%

[1]

The Korea Composite Stock Price Index (KOSP I) is a market–capitalization weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/94.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	61

MATTHEWS KOREA FUND

TOP TEN HOLDINGS [1]	SECTOR	% OF NET ASSETS
Samsung Electronics Co., Ltd.	Information Technology	9.2%
NHN Corp.	Information Technology	5.1%
Shinhan Financial Group Co., Ltd.	Financials	4.5%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	4.2%
SK Telecom Co., Ltd.	Telecommunication Services	3.9%
Kookmin Bank	Financials	3.7%
Daewoong Pharmaceutical Co., Ltd.	Health Care	3.7%
Shinsegae Co., Ltd.	Consumer Staples	3.5%
Samsung Securities Co., Ltd.	Financials	3.5%
Hana Financial Group, Inc.	Financials	3.4%
% OF ASSETS IN TOP 10		44.7%

COUNTRY ALLOCATION
South Korea	99.1%
Cash and other assets, less liabilities	0.9%

SECTOR ALLOCATION
Financials	23.2%
Information Technology	17.0%
Industrials	13.7%
Consumer Discretionary	12.7%
Health Care	10.5%
Consumer Staples	9.9%
Telecommunication Services	5.3%
Materials	3.9%
Energy	2.9%
Cash and other assets, less liabilities	0.9%

MARKET CAP EXPOSURE [2]
Large cap (over $5 billion)	48.4%
Mid cap ($1–$5 billion)	34.8%
Small cap (under $1 billion)	15.8%
Cash and other assets, less liabilities	0.9%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
44	$5.48	$192.6 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

62	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 60

developer and distributor, was also a strong contributor to Fund performance.

On the other hand, SK Telecom, facing intensifying competition in the domestic wireless industry, was the Fund’s worst performer for the quarter. The industry experienced a very high customer turnover rate during the quarter. SK Telecom has been criticized for not producing enough dividends. Rather than return cash to investors, the company has been spending on overseas investments, some of which have not been profitable. Hana Financial Group, which has been suffering from slowing growth in the domestic market, also detracted from Fund performance during the quarter.

On February 25, 2008, South Korea inaugurated Lee Myung Bak to be its first president who can claim to have a business background. Welcomed by the business community, President Lee has pledged to cut taxes and speed up deregulations to encourage investment and boost economic growth.

During the first quarter, exports continued to show stronger-than-expected growth helped by increased shipments to China and Europe. Trade volume between North and South Korea also doubled in the first quarter year-on-year, reaching about US$420 million. However, Korea’s trade deficit still widened as imports outpaced exports due to rising raw material and commodity prices.

The Fund added new companies during the quarter in the consumer discretionary and information technology sectors: a domestic travel agency, a navigation hardware and software manufacturer, and a consumer electronics maker. We believe that in the long term, the consumer, financials and information technology sectors will create more stable value and returns for the Fund’s shareholders. The overall valuation of the Korean equity market remains one of the cheapest in the Asian region. We continue to believe that the overall economy is reasonably healthy and expect the restructuring process to continue.

800.789.ASIA [2742] www.matthewsfunds.com	63

MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: SOUTH KOREA: 99.1%

	SHARES	VALUE
FINANCIALS: 23.2%

Commercial Banks: 11.7%
Shinhan Financial Group Co., Ltd.	163,708	$8,648,528
Hana Financial Group, Inc.	161,762	6,630,142
Kookmin Bank	114,498	6,426,491
Kookmin Bank ADR	13,839	775,676

		22,480,837

Capital Markets: 7.3%
Samsung Securities Co., Ltd.	91,602	6,760,949
Kiwoom Securities Co., Ltd.	92,750	5,296,518
Korea Investment Holdings Co., Ltd	43,413	2,048,208

		14,105,675

Insurance: 4.2%
Samsung Fire & Marine Insurance Co., Ltd.	38,847	8,053,650

Total Financials		44,640,162

INFORMATION TECHNOLOGY: 17.0%

Semiconductors & Semiconductor Equipment: 9.2%
Samsung Electronics Co., Ltd.	27,904	17,645,163

Internet Software & Services: 6.8%
NHN Corp.[b]	41,914	9,842,526
CDNetworks Co., Ltd.[b]	204,765	3,303,952

		13,146,478

Electronic Equipment & Instruments: 1.0%
Thinkware Systems Corp.[b]	61,568	2,010,579

Total Information Technology		32,802,220

INDUSTRIALS: 13.7%

Construction & Engineering: 4.1%
GS Engineering & Construction Corp.	26,932	$3,974,395
Samsung Engineering Co., Ltd.	24,209	2,256,670
Hyundai Development Co.	22,988	1,580,590

		7,811,655

Industrial Conglomerates: 3.7%
Samsung Techwin Co., Ltd.	77,540	4,240,128
Orion Corp.	16,695	2,871,570

		7,111,698

Commercial Services & Supplies: 3.2%
S1 Corp.	119,944	6,236,655

Machinery: 2.7%
JVM Co., Ltd.	113,754	5,175,160

Total Industrials		26,335,168

CONSUMER DISCRETIONARY: 12.7%

Media: 2.7%
Cheil Communications, Inc.	13,070	3,152,888
ON*Media Corp.[b]	539,530	2,021,808

		5,174,696

Multiline Retail: 2.6%
Hyundai Department Store Co., Ltd.	51,820	5,000,793

Automobiles: 2.2%
Hyundai Motor Co.	53,999	4,312,299

Household Durabales: 2.2%
LG Electronics, Inc.	31,362	4,030,575
Other Investments		263,085

		4,293,660

Auto Components: 1.8%
Hankook Tire Co., Ltd.	222,250	3,535,785

Hotels, Restaurants & Leisure: 1.2%
Modetour Network, Inc.	64,844	2,239,996

Total Consumer Discretionary		24,557,229

64	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

	SHARES	VALUE
HEALTH CARE: 10.5%

Pharmaceuticals: 10.5%
Daewoong Pharmaceutical Co., Ltd.[b]	64,807	$7,121,247
Hanmi Pharmaceutical Co., Ltd.	39,256	6,177,846
Yuhan Corp.	31,319	5,890,681
Dong- A-Pharmaceutical Co., Ltd.	8,949	955,028

Total Health Care		20,144,802

CONSUMER STAPLES: 9.9%

Food & Staples Retailing: 5.4%
Shinsegae Co., Ltd.	10,709	6,763,406
Shinsegae Food Co., Ltd.	62,465	3,758,017

		10,521,423

Personal Products: 2.9%
Amorepacific Corp.	10,254	5,554,978

Beverages: 1.6%
Hite Brewery Co., Ltd.	26,715	3,016,396

Total Consumer Staples		19,092,797

TELECOMMUNICATION SERVICES: 5.3%

Wireless Telecommunication Services: 3.9%
SK Telecom Co., Ltd.	29,288	5,544,077
SK Telecom Co., Ltd. ADR	89,500	1,934,095

		7,478,172

Diversified Telecommunication Services: 1.4%
KT Corp.	38,460	1,828,400
KT Corp. ADR	36,900	876,375

		2,704,775

Total Telecommunication Services		10,182,947

MATERIALS: 3.9%

Chemicals: 2.6%
SSCP Co., Ltd.[b]	112,843	$2,581,532
LG Chem, Ltd.	31,016	2,326,248

		4,907,780

Metals & Mining: 1.3%
POSCO ADR	21,500	2,558,070

Total Materials		7,465,850

ENERGY: 2.9%

Oil, Gas & Consumable Fuels: 2.9%
GS H oldings Corp.	96,517	3,769,514
S-Oil Corp.	28,750	1,833,902

Total Energy		5,603,416

TOTAL INVESTMENTS: 99.1%		190,824,591
(Cost $ 141,170,488c )

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		1,792,441

NET ASSETS: 100.0%		$192,617,032

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security
c	Cost of investments is $141,170,488 and net unrealized appreciation consists of:

Gross unrealized appreciation	$63,343,788
Gross unrealized depreciation	(13,689,685)

Net unrealized appreciation	$49,654,103

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	65

NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED)

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”), subject to the Funds’ Pricing Policies. The Funds’ have retained third-party pricing services which may be utilized by the Valuation Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U .S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

Market values for equity securities are determined based on the last sale price on the principal (or most advantageous) market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary (or most advantageous) market on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies. Foreign currency exchange rates are determined as of the close of trading on the New York Stock Exchange, Inc. (“NYSE”).

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, and the impact of such events can be reasonably determined, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

B.	ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 “FAIR VALUE MEASUREMENTS” (“FAS 157”): In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

66	MATTHEWS ASIAN FUNDS

MARCH 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Fund’s net assets as of March 31, 2008 is as follows:

	MATTHEWS ASIA PACIFIC EQUITY INCOME FUND	MATTHEWS ASIAN GROWTH AND INCOME FUND	MATTHEWS ASIA PACIFIC FUND	MATTHEWS PACIFIC TIGER FUND	MATTHEWS ASIAN TECHNOLOGY FUND
Level 1 – Quoted Prices	$5,104,045	$380,867,587	$48,975,077	$164,929,813	$47,047,542
Level 2 – Other Significant Observable Inputs	84,436,851	1,654,013,796	360,995,407	2,968,727,614	146,379,656
Level 3 – Significant Unobservable Inputs	—	25,692,008	—	—	—

Total Market Value of Investments	$89,540,896	$2,060,573,391	$409,970,484	$3,133,657,427	$193,427,198

	MATTHEWS CHINA FUND	MATTHEWS INDIA FUND	MATTHEWS JAPAN FUND	MATTHEWS KOREA FUND
Level 1 – Quoted Prices	$138,786,044	$42,182,650	$15,830,682	$6,144,216
Level 2 – Other Significant Observable Inputs	1,344,745,064	959,377,746	179,367,272	184,680,375
Level 3 – Significant Unobservable Inputs	—	—	—	—

Total Market Value of Investments	$1,483,531,108	$1,001,560,396	$195,197,954	$190,824,591

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	MATTHEWS ASIA PACIFIC EQUITY INCOME FUND	MATTHEWS ASIAN GROWTH AND INCOME FUND
Balance as of 12/31/07 (market value)	$2,115,979	$6,791,533
Transfers in and/or out of Level 3	(2,115,979)	18,900,475

Balance as of 3/31/08 (market value)	$—	$25,692,008

C.	TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2007 were as follows:

	POST OCTOBER CAPITAL LOSSES	POST OCTOBER CURRENCY LOSSES
Matthews Asian Growth and Income Fund	$—	$(22,680)
Matthews Pacific Tiger Fund	—	(220,413)
Matthews Asian Technology Fund	(587,611)	—
Matthews China Fund	—	(19,959)
Matthews India Fund	—	(31,442)
Matthews Korea Fund	—	(10,385)

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NOTES TO SCHEDULES OF INVESTMENTS

For federal income tax purposes, the Fund indicated below has capital loss carryforwards, which expire in the year indicated, as of December 31, 2007, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2008	2009	2010	TOTAL
Matthews Asian Technology Fund	$(1,570,881)	$(5,967,059)	$(3,461,198)	$(10,999,138)

For additional information regarding the accounting policies of the Matthews Asian Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

68	MATTHEWS ASIAN FUNDS

MATTHEWS ASIAN FUNDS

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Guilfoyle

John P. McGowan

Shai A. Malka

Andrew T. Foster

William J. Hackett

Timothy B. Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800-789-ASIA [2742]

ACCOUNT SERVICES

PFPC Inc.

P.O. Box 9791

Providence, RI 02940

800-789-ASIA [2742]

[1]	As defined under the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION ABOUT
MATTHEWS ASIAN FUNDS
800.789.ASIA [2742]
www.matthewsfunds.com

©2008 Matthews International Capital Management, LLC
QR/G-0308-192M